Prospectus

J.P. Morgan Income Funds

Class A, Class B*, Class C & Select Class Shares

July 1, 2011

JPMorgan Limited Duration Bond Fund

Class/Ticker: A/ONUAX; B/ONUBX; C/OGUCX; Select/HLGFX

JPMorgan Treasury & Agency Fund

Class/Ticker: A/OTABX; B/ONTBX; C/**; Select/OGTFX

JPMorgan Short Duration Bond Fund

Class/Ticker: A/OGLVX; B/OVBBX; C/OSTCX; Select/HLLVX

JPMorgan Short Term Bond Fund II

Class/Ticker: A/HSTGX; Select/TRSBX

JPMorgan Core Bond Fund

Class/Ticker: A/PGBOX; B/OBOBX; C/OBOCX; Select/WOBDX

JPMorgan Core Plus Bond Fund

Class/Ticker: A/ONIAX; B/OINBX; C/OBDCX; Select/HLIPX

JPMorgan Inflation Managed Bond Fund

Class/Ticker: A/JIMAX; C/JIMCX; Select/JRBSX

JPMorgan Total Return Fund

Class/Ticker: A/JMTAX; C/JMTCX; Select/JMTSX

JPMorgan Strategic Income Opportunities Fund

Class/Ticker: A/JSOAX; C/JSOCX; Select/JSOSX

JPMorgan Multi-Sector Income Fund

Class/Ticker: A/JSIAX; C/JINCX; Select/JSISX

JPMorgan Mortgage-Backed Securities Fund

Class/Ticker: A/OMBAX; Select/OMBIX

JPMorgan Government Bond Fund

Class/Ticker: A/OGGAX; B/OGGBX; C/OGVCX; Select/HLGAX

JPMorgan Real Return Fund

Class/Ticker: A/RRNAX; C/RRNCX; Select/RRNSX

JPMorgan High Yield Fund

Class/Ticker: A/OHYAX; B/OGHBX; C/OGHCX; Select/OHYFX

JPMorgan Emerging Markets Debt Fund

Class/Ticker: A/JEDAX; C/JEDCX; Select/JEMDX

*	Class B Shares are no longer available for new purchases.

**	This share class is not currently offered to the public.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

How to Reach Us	Back cover

JPMorgan Limited Duration Bond Fund

Class/Ticker:

A/ONUAX; B/ONUBX; C/OGUCX; Select/HLGFX

What is the goal of the Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	2.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	3.00%	NONE	NONE
	(under $500,000)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.45	0.45	0.45	0.45
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.20	0.20	0.20	0.20

Acquired Fund Fees and Expenses	0.04	0.04	0.04	0.04

Total Annual Fund Operating Expenses	0.99	1.49	1.49	0.74
Fee Waivers and Expense Reimbursements[1]	(0.25)	(0.25)	(0.25)	(0.25)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.74	1.24	1.24	0.49

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70%, 1.20%, 1.20% and 0.45% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	299	509	736	1,388
CLASS B SHARES ($)	426	646	790	1,499
CLASS C SHARES ($)	126	446	790	1,758
SELECT CLASS SHARES ($)	50	211	387	895

JULY 1, 2011	1

JPMorgan Limited Duration Bond Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	299	509	736	1,388
CLASS B SHARES ($)	126	446	790	1,499
CLASS C SHARES ($)	126	446	790	1,758
SELECT CLASS SHARES ($)	50	211	387	895

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund mainly invests in mortgage-backed securities, asset-backed securities, mortgage-related securities, adjustable rate mortgages, money market instruments, and structured investments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, and mortgage pass-through securities. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund seeks to maintain a duration of three years or less, although, under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The Fund seeks to implement its duration strategy through the purchase of a portfolio of short-term securities. A “portfolio of short-term securities”, under normal market conditions, will have a weighted average life of three years or less at the time of investment, although, under certain market conditions, may be longer than three years.

The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. These securities often are issued or guaranteed by the U.S.

government, its agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). However, the Fund may also purchase mortgage-backed securities and asset-backed securities that are issued by nongovernmental entities. Such securities may or may not have private insurer guarantees of timely payments.

Securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund may invest up to 25% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps in connection with its principal strategies in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

2	J.P. MORGAN INCOME FUNDS

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index. The Lipper index is based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class C Shares shown in the table is based on the performance of Select Class Shares prior to the inception of the Class C Shares. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

JULY 1, 2011	3

JPMorgan Limited Duration Bond Fund (continued)

Best Quarter	3rd quarter, 2009	6.74%
Worst Quarter	4th quarter, 2008	–7.77%

The Fund’s year-to-date total return through 3/31/11 was 1.43%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	10.29%	3.40%	3.45%
Return After Taxes on Distributions	9.29	1.91	2.04
Return After Taxes on Distributions and Sale of Fund Shares	6.67	2.01	2.09
CLASS A SHARES
Return Before Taxes	7.68	2.70	2.98
CLASS B SHARES
Return Before Taxes	6.42	2.63	2.90
CLASS C SHARES
Return Before Taxes	9.44	2.64	2.66
BARCLAYS CAPITAL 1–3 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	2.80	4.53	4.34
LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	2.76	3.87	3.57

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Michael Sais	1995	Managing Director
Richard Figuly	2005	Executive Director
Gregg Hrivnak	2005	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
For Class A and Class C Shares
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN INCOME FUNDS

JPMorgan Treasury & Agency Fund

Class/Ticker: A/OTABX, B/ONTBX; C/*; Select/OGTFX

What is the goal of the Fund?

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	2.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	3.00%	1.00%	NONE
	(under $500,000)

*	This share class is not currently offered to the public.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C3	Select Class
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses[1]	0.40	0.40	0.40	0.40
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.15	0.15	0.15	0.15

Total Annual Fund Operating Expenses	0.95	1.45	1.45	0.70
Fee Waivers and Expense Reimbursements[2]	(0.25)	(0.25)	(0.25)	(0.25)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.70	1.20	1.20	0.45

1	“Other Expenses” are based on estimated amounts for the current fiscal year for Class C Shares.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70%, 1.20%, 1.20% and 0.45% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

3	As of the date of this Prospectus, Class C Shares have not commenced operations and are not open for investment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	295	497	715	1,343
CLASS B SHARES ($)	422	634	768	1,454
CLASS C SHARES ($)	222	434	768	1,714
SELECT CLASS SHARES ($)	46	199	365	847

JULY 1, 2011	5

JPMorgan Treasury & Agency Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	295	497	715	1,343
CLASS B SHARES ($)	122	434	768	1,454
CLASS C SHARES ($)	122	434	768	1,714
SELECT CLASS SHARES ($)	46	199	365	847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s main investment strategy is to invest in U.S. Treasury and U.S. agency obligations which include U.S. Treasury bills, notes, agency debentures, repurchase agreements and obligations issued or guaranteed by U.S. government agencies and instrumentalities.

Under normal circumstances, the Fund will invest at least 80% of its Assets in treasury and agency obligations. For the purpose of this policy, “Assets” means net assets plus the amount of borrowing for investment purposes.

The Fund’s investments in U.S. Treasury and U.S. agency obligations include fixed income securities, mortgage-backed and mortgage-related securities, and inflation-linked securities, including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities. Such securities may be structured as Separately Traded Registered Interest and Principal Securities (STRIPS), Coupons under Book-Entry Safekeeping (CUBES) and Treasury Inflation Protected Securities (TIPS). The Fund also invests in J.P. Morgan money market funds that invest only in the types of securities that the Fund could buy directly. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMs.

Normally the Fund’s average weighted maturity will range between two and five years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual investments that it believes will perform well over market cycles. The adviser is value oriented and focuses on issues with short or intermediate remaining maturities. The adviser makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

TIPS Risk. TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase. In addition, interest payments on inflation-linked securities are unpredictable. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for All Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage

6	J.P. MORGAN INCOME FUNDS

Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Mortgage-Related and Other Mortgage-Backed Securities Risk. The Fund may invest in mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of another investment company.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Barclays Capital 1–5 Year U.S. Treasury Index, Barclays Capital 1–3 Year U.S. Treasury Index, and the Lipper Short U.S. Treasury Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index include the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2002	4.78%
Worst Quarter	2nd quarter, 2004	–1.46%

The Fund’s year-to-date total return through 3/31/11 was –0.01%.

JULY 1, 2011	7

JPMorgan Treasury & Agency Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	2.53%	4.26%	4.32%
Return After Taxes on Distributions	1.70	2.84	2.75
Return After Taxes on Distributions and Sale of Fund Shares	1.96	2.85	2.79
CLASS A SHARES
Return Before Taxes
CLASS B SHARES	(0.14)	3.50	3.82
Return Before Taxes
BARCLAYS CAPITAL 1–5 YEAR U.S. TREASURY INDEX	(1.25)	3.49	3.75
(Reflects No Deduction for Fees,	3.73	4.88	4.50
Expenses or Taxes)
BARCLAYS CAPITAL 1–3 YEAR U.S. TREASURY INDEX
(Reflects No Deduction for Taxes)	2.40	4.19	3.94
LIPPER SHORT U.S. TREASURY FUNDS AVERAGE
(Reflects No Deduction for Taxes)	2.05	3.92	3.59

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Scott Grimshaw	1996	Executive Director
Peter Simons	2005	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	J.P. MORGAN INCOME FUNDS

JPMorgan Short Duration Bond Fund

Class/Ticker:

A/OGLVX; B/OVBBX; C/OSTCX; Select/HLLVX

What is the goal of the Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	2.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	3.00%	NONE	NONE
	(under $500,000)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.36	0.36	0.36	0.36
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.11	0.11	0.11	0.11
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	0.87	1.37	1.37	0.62
Fee Waivers and Expense Reimbursements[1]	(0.06)	(0.06)	(0.06)	(0.06)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.81	1.31	1.31	0.56

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80%, 1.30%, 1.30% and 0.55% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	306	490	691	1,268
CLASS B SHARES ($)	433	628	744	1,379
CLASS C SHARES ($)	133	428	744	1,641
SELECT CLASS SHARES ($)	57	192	340	769

JULY 1, 2011	9

JPMorgan Short Duration Bond Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	306	490	691	1,268
CLASS B SHARES ($)	133	428	744	1,379
CLASS C SHARES ($)	133	428	744	1,641
SELECT CLASS SHARES ($)	57	192	340	769

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

What are the Fund’s main investment strategies?

As part of its main investment strategy, the Fund may principally invest in U.S. treasury obligations, U.S. government agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, mortgage-related securities, and structured instruments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), commercial mortgage-backed securities and mortgage pass-through securities. U.S. government agency securities may be issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac).

Under normal circumstances, the Fund invests at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund seeks to maintain a duration of three years or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Consistent with the Fund’s short duration strategy, the Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

Securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund expects to invest less than 5% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial

10	J.P. MORGAN INCOME FUNDS

support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class C Shares shown in the table is based on the performance of Select Class Shares prior to the inception of the Class C Shares. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2001	3.24%
Worst Quarter	2nd quarter, 2004	–0.90%

The Fund’s year-to-date total return through 3/31/11 was 0.21%.

JULY 1, 2011	11

JPMorgan Short Duration Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	3.06%	4.40%	4.15%
Return After Taxes on Distributions	2.38	3.19	2.82
Return After Taxes on Distributions and Sale of Fund Shares	1.99	3.05	2.75
CLASS A SHARES
Return Before Taxes	0.48	3.68	3.66
CLASS B SHARES
Return Before Taxes	(0.76)	3.62	3.58
CLASS C SHARES
Return Before Taxes	2.26	3.61	3.34
BARCLAYS CAPITAL 1–3 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	2.80	4.53	4.34
LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	2.76	3.87	3.57

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Gregg Hrivnak	2006	Executive Director
Richard Figuly	2006	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
For Class A and Class C Shares
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	J.P. MORGAN INCOME FUNDS

JPMorgan Short Term Bond Fund II

Class/Ticker: A/HSTGX; Select/TRSBX

What is the goal of the Fund?

The Fund seeks a high level of income, consistent with preservation of capital.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	2.25%	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	NONE
	(under $500,000)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Select Class
Management Fees	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	NONE
Other Expenses	0.62	0.62
Shareholder Service Fees	0.25	0.25
Remainder of Other Expenses	0.37	0.37

Total Annual Fund Operating Expenses	1.12	0.87
Fee Waivers and Expense Reimbursements[1]	(0.37)	(0.37)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.75	0.50

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’
deferred compensation plan) exceed 0.75% and 0.50% of the average daily net assets of Class A and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	300	537	793	1,525
SELECT CLASS SHARES ($)	51	241	446	1,038

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

What are the Fund’s main investment strategies?

As part of its main investment strategy, the Fund may principally invest in U.S. government and agency securities, domestic and foreign corporate bonds, U.S. Treasury obligations, asset-backed securities, mortgage-backed securities, mortgage-related securities, private placements and money market instruments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), commercial mortgage-backed securities, mortgage pass-through securities and stripped mortgage-backed securities. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. U.S. government obligations may be issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund also may enter into “dollar rolls,” in which the Fund

JULY 1, 2011	13

JPMorgan Short Term Bond Fund II (continued)

sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. The average weighted maturity of the Fund’s portfolio will not exceed three years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

Substantially all of the securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund’s credit quality standards. The Fund also may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund expects to invest less than 5% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual fixed income investments that it believes will perform well over market cycles. Taking a long-term approach, the adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments. Although substantially all of the Fund’s investments will be rated investment grade, the Fund may, from time to time, hold non-investment grade securities, also known as high yield securities or junk bonds. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more

14	J.P. MORGAN INCOME FUNDS

volatile and/or become illiquid. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Barclays Capital 1–3 Year U.S. Government Bond Index, and the Lipper Short U.S. Government Funds Index. The Lipper index is based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index include the expenses of the mutual funds included in the indexes. Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2001	3.07%
Worst Quarter	3rd quarter, 2008	–2.30%

The Fund’s year-to-date total return through 3/31/11 was 0.06%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	2.67%	1.56%	2.45%
Return After Taxes on Distributions	1.93	0.21	1.13
Return After Taxes on Distributions and Sale of Fund Shares	1.73	0.55	1.32
CLASS A SHARES
Return Before Taxes	0.02	0.84	1.96
BARCLAYS CAPITAL 1–3 YEAR U.S. GOVERNMENT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	2.40	4.32	4.07
LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	2.76	3.87	3.57

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

JULY 1, 2011	15

JPMorgan Short Term Bond Fund II (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Gregg Hrivnak	2009	Executive Director
Richard Figuly	2009	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16	J.P. MORGAN INCOME FUNDS

JPMorgan Core Bond Fund

Class/Ticker:

A/PGBOX; B/OBOBX; C/OBOCX; Select/WOBDX

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.42	0.41	0.42	0.42
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.17	0.16	0.17	0.17
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	0.98	1.47	1.48	0.73
Fee Waivers and Expense Reimbursements[1]	(0.22)	(0.06)	(0.07)	(0.14)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.76	1.41	1.41	0.59

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.40%, 1.40% and 0.58% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	450	654	876	1,512
CLASS B SHARES ($)	644	759	997	1,620
CLASS C SHARES ($)	244	461	801	1,762
SELECT CLASS SHARES ($)	60	219	392	893

JULY 1, 2011	17

JPMorgan Core Bond Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	450	654	876	1,512
CLASS B SHARES ($)	144	459	797	1,620
CLASS C SHARES ($)	144	461	801	1,762
SELECT CLASS SHARES ($)	60	219	392	893

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund is designed to maximize total return by investing in a portfolio of investment grade intermediate- and long-term debt securities. As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest- only (IO), principal-only (PO) or principal and interest.

As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. Generally, such bonds will have intermediate to long maturities. The Fund’s average weighted maturity will ordinarily range between four and 12 years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

Securities will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be

U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The adviser may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities in the adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related

18	J.P. MORGAN INCOME FUNDS

organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

The Fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2001	5.13%
Worst Quarter	2nd quarter, 2004	–2.22%

The Fund’s year-to-date total return through 3/31/11 was 0.61%.

JULY 1, 2011	19

JPMorgan Core Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	7.26%	6.35%	6.15%
Return After Taxes on Distributions	5.84	4.63	4.22
Return After Taxes on Distributions and Sale of Fund Shares	4.70	4.41	4.10
CLASS A SHARES
Return Before Taxes	3.08	5.40	5.54
CLASS B SHARES
Return Before Taxes	1.37	5.19	5.40
CLASS C SHARES
Return Before Taxes	5.36	5.52	5.25
BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	6.54	5.80	5.84
LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	6.53	5.78	5.31

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Douglas Swanson	1991	Managing Director
Christopher Nauseda	2006	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	J.P. MORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

Class/Ticker:

A/ONIAX; B/OINBX; C/OBDCX; Select/HLIPX

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.42	0.42	0.42	0.42
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.17	0.17	0.17	0.17
Acquired Fund Fees and Expenses	0.02	0.02	0.02	0.02

Total Annual Fund Operating Expenses	0.99	1.49	1.49	0.74
Fee Waivers and Expense Reimbursements[1]	(0.22)	(0.07)	(0.07)	(0.07)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.77	1.42	1.42	0.67

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.40%, 1.40% and 0.65% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	451	657	881	1,523
CLASS B SHARES ($)	645	764	1,007	1,638
CLASS C SHARES ($)	245	464	807	1,774
SELECT CLASS SHARES ($)	68	230	405	912

JULY 1, 2011	21

JPMorgan Core Plus Bond Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	451	657	881	1,523
CLASS B SHARES ($)	145	464	807	1,638
CLASS C SHARES ($)	145	464	807	1,774
SELECT CLASS SHARES ($)	68	230	405	912

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

What are the Fund’s main investment strategies?

As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. The Fund also may invest in bonds, convertible securities, preferred stock, loan participations and assignments (Loans) and commitments to loan assignments (Unfunded Commitments), and foreign and emerging market debt securities rated below investment grade (i.e., high yield or junk bonds) or the unrated equivalent.

As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund’s average weighted maturity will ordinarily range between five and twenty years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

The adviser will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.

The Fund may also invest in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments) including below investment grade Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also included secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets.

The Fund may invest a significant portion of all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase. The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Up to 35% of the Fund’s net assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets). The Fund’s investments in below investment grade securities or the unrated equivalent including below investment grade foreign securities will not, under normal circumstances, exceed more than 35% of the Fund’s total assets.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use

22	J.P. MORGAN INCOME FUNDS

futures contracts, options, swaps and forward contracts as tools in the management of portfolio assets.

The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In addition to the mortgage dollar rolls as described above, the Fund may utilize other relative value strategies involving credit-oriented trades, combinations of derivatives, and combinations of derivatives and fixed income securities. The Fund may also utilize foreign currency derivatives such as currency forwards to hedge its non-dollar investments back to the U.S. dollar or use such derivatives to gain or adjust exposure to particular foreign securities, markets or currencies.

The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, the adviser focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage

Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates,

JULY 1, 2011	23

JPMorgan Core Plus Bond Fund (continued)

or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

High Yield Securities and Loan Risk. The Fund invests in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, and lack of publicly available information. Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the con-

version feature, tends to vary with fluctuations in the market value of the underlying securities.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

24	J.P. MORGAN INCOME FUNDS

Best Quarter	2nd quarter, 2009	6.03%
Worst Quarter	3rd quarter, 2008	–3.20%

The Fund’s year-to-date total return through 3/31/11 was 1.55%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	9.97%	6.34%	6.02%
Return After Taxes on Distributions	8.12	4.40	4.01
Return After Taxes on Distributions and Sale of Fund Shares	6.44	4.25	3.93
CLASS A SHARES
Return Before Taxes	5.75	5.31	5.38
CLASS B SHARES
Return Before Taxes	4.08	5.16	5.27
CLASS C SHARES
Return Before Taxes	8.12	5.50	5.16
BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	6.54	5.80	5.84
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	8.62	5.44	5.55

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Gary Madich	2006	Managing Director
Mark Jackson	1996	Executive Director
Frederick Sabetta	2006	Executive Director
Richard Figuly	2006	Executive Director
Duane Huff	2009	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2011	25

JPMorgan Inflation Managed Bond Fund

Class/Ticker:

A/JIMAX; C/JIMCX; Select/JRBSX

What is the goal of the Fund?

The Fund seeks to maximize inflation protected total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Deferred Sales Charge (Load) Imposed on Purchases as a % of Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.35%	0.35%	0.35%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.64	1.68	0.83
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.39	1.43	0.58
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.25	2.79	1.19
Fee Waivers and/or Expense Reimbursements[1]	(0.49)	(1.38)	(0.58)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.76	1.41	0.61
1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.40%, and 0.60% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	450	710	990	1,788
CLASS C SHARES ($)	244	734	1,352	3,018
SELECT CLASS SHARES ($)	62	320	598	1,392

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	450	710	990	1,788
CLASS C SHARES ($)	144	734	1,352	3,018
SELECT CLASS SHARES ($)	62	320	598	1,392

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a tax- able account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (March 31, 2010 through February 28, 2011), the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund is designed to protect the total return generated by its core fixed income holdings from inflation risk. As used in the

26	J.P. MORGAN INCOME FUNDS

Fund’s goal, “total return” includes income and capital appreciation. The Fund seeks to hedge this risk by using swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) in combination with its core portfolio of fixed income securities. This strategy is intended to create the equivalent of a portfolio of inflation-protected fixed income securities. Secondarily, the Fund may purchase other investments including actual inflation-protected securities such as Treasury Inflation Protected Securities (TIPS).

“Inflation Managed” in the Fund’s name does not refer to a type of security in which the Fund invests, but rather describes the Fund’s overall strategy of creating a portfolio of inflation-protected securities. Under normal circumstances, the Fund will invest at least 80% of its “Assets” in bonds. “Assets” means net assets, plus the amount of borrowings for investment purposes.

As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. government and agency debt securities, asset-backed securities, and mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities. Additional information about these types of investments may be found in “Investment Practices” in the Fund’s prospectus. Securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, government or its agencies and instrumentalities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that the issuer or the counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Strategy Risk. The Fund’s investment strategies may not work to generate inflation-protected return. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds.

Derivatives Risk. The Fund may have significant exposure to derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

Inflation-Protected Securities Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie

JULY 1, 2011	27

JPMorgan Inflation Managed Bond Fund (continued)

Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. During periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, asset-backed, mortgage-related and mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs) are more volatile and may be subject to a higher risk of non-payment than other mortgage-related securities.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, greater volatility, and regulatory issues facing issuers in such foreign countries.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on March 31, 2010 and has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investment in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Scott E. Grimshaw	2010	Executive Director
Deepa Majmudar	2010	Executive Director
Duane Huff	2010	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28	J.P. MORGAN INCOME FUNDS

JPMorgan Total Return Fund

Class/Ticker: A/JMTAX; C/JMTCX; Select/JMTSX

What is the goal of the Fund?

The Fund seeks to provide high total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.48	0.45	0.45
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.23	0.20	0.20
Acquired Fund Fees and Expenses	0.05	0.05	0.05

Total Annual Fund Operating Expenses	1.08	1.55	0.80
Fee Waivers and Expense Reimbursements[1]	(0.28)	(0.10)	(0.10)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.80	1.45	0.70

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.40% and 0.65% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	454	679	922	1,619
CLASS C SHARES ($)	248	480	835	1,837
SELECT SHARES ($)	72	245	434	980

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	454	679	922	1,619
CLASS C SHARES ($)	148	480	835	1,837
SELECT SHARES ($)	72	245	434	980

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 455% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund has wide latitude to invest in all types of debt securities that the adviser believes have the potential to provide a high total return over time. As part of its principal investment strategy, the Fund may invest in corporate bonds, U.S. treasury

JULY 1, 2011	29

JPMorgan Total Return Fund (continued)

obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities and structured investments. Mortgage-related and mortgage-backed securities may be structured as adjustable rate mortgage loans, collateralized mortgage obligations (agency and non-agency), stripped mortgage backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities including mortgage TBAs. These securities may be of any maturity.

The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion. The Fund may invest a significant amount of its assets in sub-prime mortgage-related securities. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell mortgage TBAs short.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives structured as futures, options, swaps and price locks to help manage duration, sector and yield curve exposure and credit and spread volatility. Swaps may be structured as credit default swaps (CDS) on individual securities, a basket or index of securities, interest rate swaps, total return swaps and price lock swaps. The Fund uses CDS to initiate long exposures (overweights) in areas of the market that the adviser believes are attractively valued and short positions (underweights) in areas that the adviser believes are not attractive from a valuation perspective. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also utilize foreign currency transactions including currency options and forward foreign currency contracts to hedge non-dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies.

The Fund may also use derivatives either alone or in combination with securities as part of its “relative value” strategies. Relative value strategies seek to exploit pricing discrepancies between individual securities or market sectors. The Fund’s relative value strategies use combinations of securities and investments and include: (1) credit-oriented trades such as purchasing a CDS related to one bond or set of bonds and selling a CDS on a similar bond or set of bonds, (2) mortgage-dollar rolls in which the Fund sells mortgage-backed securities and the same time contracts to buy back very similar securities on a future date, (3) long/short strategies such as selling a bond with one maturity and buying a bond with a different maturity to take advantage of the yield/return between the maturity dates, and (4) other combinations of fixed income securities and derivatives.

Up to 35% of the Fund’s total assets may be invested in foreign securities, including emerging markets debt securities and debt securities denominated in foreign currencies. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies and instrumentalities, corporations, financial institutions and supranational organizations. The Fund typically will seek to hedge approximately 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so.

Under normal circumstances, 65% of the Fund’s net assets will be invested in securities that, at the time of purchase, are rated investment grade (or the unrated equivalent). Up to 35% of the Fund’s net assets may be invested in securities rated below investment grade (junk bonds) including so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. The Fund may also invest in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities. The Fund may also invest in inflation-linked debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities such as Treasury Inflation Protected Securities (TIPS) or issued by other entities such as corporations, foreign governments and other foreign issuers.

The Fund may invest in loan assignments and participations (Loans) and commitments to purchase loan assignments. Loans will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. As part of its principal investment strategy, the Fund may invest any portion of its total assets in cash and cash equivalents.

The adviser buys and sells investments for the Fund by analyzing both individual securities and different market sectors within broader interest rate, investment and sector themes established by the adviser’s macro team. The adviser looks for individual investments that it believes will perform well over market cycles based on a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

30	J.P. MORGAN INCOME FUNDS

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Strategy Risk. The Fund may use relative value and other strategies that combine derivatives and/or securities to manage duration, sector and yield curve exposure and credit and spread volatility. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Relative value strategies involve complex securities transactions that involve risks in addition to direct investments in securities including leverage risk and the risks described under “Derivatives Risk”.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities and Loan Risk. The Fund invests in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, and lack of publicly available information. Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the

JULY 1, 2011	31

JPMorgan Total Return Fund (continued)

Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Product Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Options Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets and even a well conceived transaction may be unsuccessful because of market behavior or unexpected events. Options may be volatile and there can be no assurance that a liquid secondary market will exist for any particular option at any particular time, even if the contract is traded on an exchange. Exchanges may halt trading in options thereby making it impossible for the Fund to enter into or close out option positions and impairing the Fund’s access to assets held to cover such options positions. The Fund may also be at risk that counterparties entering into an option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares for the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

32	J.P. MORGAN INCOME FUNDS

Best Quarter	3rd quarter, 2009	7.62%
Worst Quarter	4th quarter, 2010	–0.55%

The Fund’s year-to-date return through 3/31/11 was 1.51%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For the period ended December 31, 2010)
	Past 1 Year	Life of Fund (since 6/16/08)
SELECT CLASS SHARES
Return Before Taxes	10.05%	9.85%
Return After Taxes on Distributions	6.70	6.95
Return After Taxes on Distributions and Sale of Fund Shares	6.52	6.76
CLASS A SHARES
Return Before Taxes	5.77	8.10
CLASS C SHARES
Return Before Taxes	8.29	9.06
BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	6.54	6.65
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	8.62	7.38

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
William Eigen	2008	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2011	33

JPMorgan Strategic Income Opportunities Fund

Class/Ticker: A/JSOAX; C/JSOCX; Select/JSOSX

What is the goal of the Fund?

The Fund seeks to provide high total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.45%	0.45%	0.45%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.38	0.38	0.38
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.13	0.13	0.13
Acquired Fund Fees and Expenses	0.13	0.13	0.13

Total Annual Fund Operating Expenses	1.21	1.71	0.96
Fee Waivers and Expense Reimbursements[1]	(0.08)	(0.08)	(0.08)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.13	1.63	0.88

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00%, 1.50% and 0.75% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	486	737	1,008	1,779
CLASS C SHARES ($)	266	531	921	2,013
SELECT CLASS SHARES ($)	90	298	523	1,171

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	486	737	1,008	1,779
CLASS C SHARES ($)	166	531	921	2,013
SELECT CLASS SHARES ($)	90	298	523	1,171

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund has an absolute return orientation which means that it is not managed relative to an index. The Fund attempts to achieve a positive total return in diverse market environments over time. In connection with this strategy, the Fund has flexibility to allocate its assets among a broad range of fixed

34	J.P. MORGAN INCOME FUNDS

income securities and derivatives as well as in a single or limited number of strategies/sectors including cash and short term investments. In particular, the Fund may invest all or substantially all of its assets in cash and short-term investments consistent with its absolute return orientation. Total return is a combination of capital appreciation and current income. “Strategic” in the Fund’s name means that the Fund, in addition to seeking current income as an element of total return, will also seek capital appreciation as an element of total return. The Fund may invest in a wide range of debt securities of issuers from the U.S. and other markets, both developed and emerging, as well as derivatives. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. The Fund may also invest in convertible securities, preferred securities, and equity securities that the adviser believes will produce income or generate return.

The Fund may also use futures contracts, options, swaps, and foreign currency transactions for hedging, risk management, or to attempt to increase income and gain to the Fund. Swaps may be structured as credit default swaps (CDS) on individual securities or a basket or index of securities, interest rate swaps, total return swaps and price lock swaps.

Although the Fund may invest up to 100% of its total assets in securities that are rated below investment grade (junk bonds) or the unrated equivalent, the Fund will generally invest at least 25% of the Fund’s total assets in securities that, at the time of purchase, are rated investment grade or better or the unrated equivalent.

The adviser uses the following six strategy/sector allocations in managing the Fund.

•	Cash — includes cash, money market instruments, and other short-term securities of high quality.

•	Rates management — includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have.

•	Credit securities — includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in credit securities.

•

Relative value strategies — includes fixed income relative value strategies such as credit-oriented trades, mortgage dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives.

•

Foreign and emerging market securities — includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign and emerging market securities.

•

Non-traditional income — includes convertible securities, preferred securities, and equity stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

In buying and selling investments for the Fund, the adviser uses both security selection and derivatives to adjust allocations among each of the above strategies/sectors with an absolute return orientation. For each strategy/sector, sector specialists provide security research and recommendations to the lead portfolio managers. The Fund’s investments will not necessarily be allocated among all six strategies/sectors at any given time. Rather, the Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/sector or only a few strategies/sectors, consistent with the limitations identified above. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy/sector may become more pronounced when the Fund utilizes a single strategy/sector or only a few strategies/sectors.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives structured as futures, options, swaps and price locks as part of its rates management and relative value strategies and to gain or adjust exposure to markets, sectors, securities, and currencies. The Fund uses CDS to initiate long exposures (overweights) in areas of the market that the adviser believes are attractively valued and short positions (underweights) in areas that the adviser believes are not attractive from a valuation perspective. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also utilize foreign currency transactions including currency options and forward foreign currency contracts to hedge non-dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies.

The Fund may also use derivatives either alone or in combination with securities as part of its “relative value” strategies. Relative value strategies seek to exploit pricing discrepancies between individual securities or market sectors. The Fund’s relative value strategies use combinations of securities and investments and include: (1) credit-oriented trades such as purchasing a CDS related to one bond or set of bonds and selling a CDS on a similar bond or set of bonds, (2) mortgage-dollar rolls in which the Fund sells mortgage-backed securities and the same time contracts to buy back very similar securities on a future date, (3) long/short strategies such as selling a bond with one maturity and buying a bond with a different maturity to take advantage of the yield/return between the maturity dates, and (4) other combinations of fixed income securities and derivatives.

JULY 1, 2011	35

JPMorgan Strategic Income Opportunities Fund (continued)

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations, principal-only and interest-only stripped mortgage-backed securities and mortgage pass-through securities including mortgage TBAs. The Fund may also invest in asset-backed securities and structured investments.

The Fund may invest in a broad variety of securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell mortgage TBAs short.

The Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loads (Junior Loans). The Fund may invest in common shares or preferred shares of unaffiliated closed-end funds.

The Fund may invest any portion of its total assets in cash and cash equivalents.

The Fund may invest in exchange traded funds (ETFs) in order to gain exposure to particular foreign markets or asset classes. The ETFs in which the Fund will invest are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Fund may invest in municipal securities and inflation-linked securities such as Treasury Inflation Protected Securities (TIPS).

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

High Yield Securities and Loan Risk. The Fund invests in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, and lack of publicly available information. Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.” The Fund may focus its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

36	J.P. MORGAN INCOME FUNDS

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Options Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets and even a well conceived transaction may be unsuccessful because of market behavior or unexpected events. Options may be volatile and there can no assurance that a liquid secondary market will exist for any particular option at any particular time, even if the contract is traded on an exchange. Exchanges made halt trading in options thereby making it impossible for the Fund to enter into or close out option positions and impairing the Fund’s access to assets held to cover such options positions. The Fund may also be at risk that counterparties entering into an option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options.

Strategy Risk. The Fund may use relative value and other strategies that combine derivatives and/or securities to manage duration, sector and yield curve exposure and credit and spread volatility. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Relative value strategies involve complex securities transactions that involve risks in addition to direct investments in securities including leverage risk and the risks described under “Derivatives Risk”.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an other investment company.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

JULY 1, 2011	37

JPMorgan Strategic Income Opportunities Fund (continued)

ETF Risk. The Fund may invest in shares of other investment companies, including common shares and preferred shares of closed end funds. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss.

Municipal Securities Risk. The risk of a municipal security generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares for the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Barclays Capital U.S. Universal Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, and the Lipper Multi-Sector Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	10.12%
Worst Quarter	1st quarter, 2009	–1.03%

The Fund’s year-to-date return through 3/31/11 was 1.92%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For the period ended December 31, 2010)
	Past 1 Year	Life of Fund (since 10/10/08)
SELECT CLASS SHARES
Return Before Taxes	5.28%	12.76%
Return After Taxes on Distributions	4.15	11.02
Return After Taxes on Distributions and Sale of Fund Shares	3.41	9.89
CLASS A SHARES
Return Before Taxes	1.12	10.54
CLASS C SHARES
Return Before Taxes	3.47	11.92
BARCLAYS CAPITAL U.S. UNIVERSAL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	7.16	9.51
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.13	0.16
LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	11.62	21.29

38	J.P. MORGAN INCOME FUNDS

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
William Eigen	2008	Managing Director
Timothy N. Neumann	2009	Managing Director
Jarred Sherman	2009	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2011	39

JPMorgan Multi-Sector Income Fund

Class/Ticker: A/JSIAX; C/JINCX; Select/JSISX

What is the goal of the Fund?

The Fund seeks to provide long-term total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.45%	0.45%	0.45%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses [1]	0.66	0.66	0.66
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.41	0.41	0.41

Total Annual Fund Operating Expenses	1.36	1.86	1.11
Fee Waivers and Expense Reimbursements[2]	(0.36)	(0.36)	(0.36)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.00	1.50	0.75

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00%, 1.50% and 0.75% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years
CLASS A SHARES ($)	473	755
CLASS C SHARES ($)	253	550
SELECT CLASS SHARES ($)	77	317

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years
CLASS A SHARES ($)	473	755
CLASS C SHARES ($)	153	550
SELECT CLASS SHARES ($)	77	317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (December 1, 2010 through February 28, 2011), the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund seeks to achieve its investment objective by investing opportunistically across different markets and sectors, based on the portfolio management team’s view of the markets and sectors. The Fund’s approach is flexible and it is not managed

40	J.P. MORGAN INCOME FUNDS

to a benchmark. This allows the Fund to shift its allocations based on changing market conditions which may result in investing in a single or multiple markets and sectors. Total return in the Fund’s objective includes both current income and capital appreciation.

The Fund has broad flexibility to invest in a wide variety of debt securities and instruments. As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in both U.S. and foreign markets including emerging markets. These securities may include debt securities issued by governments and their agencies, supranational organizations, corporations, and banks. The Fund may also invest in equity securities as a principal strategy.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use fixed income, currency and credit derivatives. Such derivatives may include futures contracts, options, swaps, and forward contracts. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts and other foreign currency transactions, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives for other hedging purposes (e.g., decreasing exposure to certain securities), to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities) by Moody’s Investor Services, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality.

A significant portion of the Fund’s assets may be invested in asset-backed securities and mortgage-related and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may also invest in structured investments and adjustable rate mortgage loans (ARMs). The Fund may invest a significant amount of its assets in sub-prime mortgage-related securities.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association

(Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund may also invest in mortgage pass-through securities including mortgage TBAs. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell mortgage TBAs short.

The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers.

The Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loads (Junior Loans). The Fund may invest in municipal securities. The Fund may also invest in when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities, pay-in-kind securities and deferred payment securities.

The Fund may also invest in convertible securities and preferred securities that the adviser believes will produce income or generate return.

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.

In buying and selling investments for the Fund, the adviser uses an opportunistic strategy and uses both security selection and derivatives to allocate its investments among strategies and sectors. For each strategy/sector, dedicated sector specialists provide security research and recommendations to the lead portfolio managers. Buy and sell decisions are based on fundamental, quantitative and technical research. The Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/sector or only a few strategies/ sectors. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy or type of investment may become more pronounced when the Fund utilizes a single strategy or type of investment or only a few strategies or types of investments.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

JULY 1, 2011	41

JPMorgan Multi-Sector Income Fund (continued)

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

High Yield Securities and Loan Risk. The Fund invests in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, and lack of publicly available information. Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

Foreign Securities and Emerging Markets Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such countries. The Fund may also invest in non-dollar denominated securities. Investments in non-dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional

42	J.P. MORGAN INCOME FUNDS

bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Equity Market Risk. The Fund’s investments in preferred shares and convertible securities are subject to equity market risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Municipal Securities Risk. The risk of a municipal security generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of Mortgage TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on December 1, 2010 and has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investment in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Robert Michele	2010	Managing Director
Nicholas J. Gartside	2011	Managing Director
Iain T. Stealey	2010	Executive Director
Matthew G. Pallai	2011	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Ser- vices at 1-800-480-4111

JULY 1, 2011	43

JPMorgan Multi-Sector Income Fund (continued)

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

44	J.P. MORGAN INCOME FUNDS

JPMorgan Mortgage-Backed Securities Fund

Class/Ticker: A/OMBAX; Select/OMBIX

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Select Class
Management Fees	0.35%	0.35%
Distribution (Rule 12b-1) Fees	0.25	NONE
Other Expenses	0.38	0.38
Shareholder Service Fees	0.25	0.25
Remainder of Other Expenses	0.13	0.13
Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses	0.99	0.74
Fee Waivers and Expense Reimbursements[1]	(0.33)	(0.33)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.66	0.41

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.65% and 0.40% of the average daily net assets of Class A and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	440	647	871	1,514
SELECT CLASS SHARES ($)	42	203	379	887

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the adviser determines to be of comparable quality. As part of its principal investment strategy, the Fund may invest in securities issued or guaranteed by U.S. government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or non-governmental securities, commercial mortgage securities, collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, mortgage pass-through securities and other securities representing an interest in or secured by mortgages including asset-backed securities backed by home equity loans. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may invest a significant portion or all of its assets in

JULY 1, 2011	45

JPMorgan Mortgage-Backed Securities Fund (continued)

mortgage-backed securities in the adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities.

Under normal circumstances, the Fund invests at least 80% of its Assets in mortgage-backed securities. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

The Fund’s average weighted maturity will normally range between two and ten years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of risking interest rates, the Fund may be subject to extension risk and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

The Fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issuers facing issues in such foreign countries.

46	J.P. MORGAN INCOME FUNDS

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Barclays Capital U.S. MBS Index and the Lipper U.S. Mortgage Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	4.73%
Worst Quarter	2nd quarter, 2004	–1.28%

The Fund’s year-to-date total return through 3/31/11 was 1.14%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	8.76%	7.33%	6.76%
Return After Taxes on Distributions	6.82	5.26	4.60
Return After Taxes on Distributions and Sale of Fund Shares	5.66	5.04	4.48
CLASS A SHARES
Return Before Taxes	4.47	6.26	6.13
BARCLAYS CAPITAL U.S. MBS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.37	6.34	5.89
LIPPER U.S. MORTGAGE FUNDS INDEX
(Reflects No Deduction for Taxes)	6.61	5.48	5.11

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Douglas Swanson	2000	Managing Director
Michael Sais	2005	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

JULY 1, 2011	47

JPMorgan Mortgage-Backed Securities Fund (continued)

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

48	J.P. MORGAN INCOME FUNDS

JPMorgan Government Bond Fund

Class/Ticker:

A/OGGAX; B/OGGBX; C/OGVCX; Select/HLGAX

What is the goal of the Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.44	0.44	0.44	0.44
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.19	0.19	0.19	0.19
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.00	1.50	1.50	0.75
Fee Waivers and Expense Reimbursements[1]	(0.24)	(0.01)	(0.01)	(0.26)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.76	1.49	1.49	0.49

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.48%, 1.48% and 0.48% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	450	658	884	1,533
CLASS B SHARES ($)	652	773	1,018	1,655
CLASS C SHARES ($)	252	473	818	1,790
SELECT CLASS SHARES ($)	50	214	391	906

JULY 1, 2011	49

JPMorgan Government Bond Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	450	658	884	1,533
CLASS B SHARES ($)	152	473	818	1,655
CLASS C SHARES ($)	152	473	818	1,790
SELECT CLASS SHARES ($)	50	214	391	906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund principally invests in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States.

The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include U.S. mortgage-backed securities, including those issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), mortgage pass-though securities, and stripped mortgage backed securities. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion.

Under normal circumstances, the Fund will invest at least 80% of its Assets in government bonds including bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps in connection with its principal strategies in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

50	J.P. MORGAN INCOME FUNDS

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Barclays Capital U.S. Government Bond Index and the Lipper General U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2008	5.94%
Worst Quarter	2nd quarter, 2004	–2.58%

The Fund’s year-to-date total return through 3/31/11 was 0.35%.

JULY 1, 2011	51

JPMorgan Government Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	7.17%	5.86%	5.82%
Return After Taxes on Distributions	5.74	4.23	4.02
Return After Taxes on Distributions and Sale of Fund Shares	4.65	4.05	3.90
CLASS A SHARES
Return Before Taxes	2.88	4.79	5.16
CLASS B SHARES
Return Before Taxes	1.10	4.50	4.99
CLASS C SHARES
Return Before Taxes	5.01	4.83	4.83
BARCLAYS CAPITAL U.S. GOVERNMENT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.52	5.45	5.42
LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	6.53	5.08	4.94

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Michael Sais	1996	Managing Director
Scott Grimshaw	2005	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

52	J.P. MORGAN INCOME FUNDS

JPMorgan Real Return Fund

Class/Ticker: A/RRNAX; C/RRNCX; Select/RRNSX

What is the goal of the Fund?

The Fund seeks to maximize inflation protected return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.35%	0.35%	0.35%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.45	0.44	0.45
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.20	0.19	0.20

Total Annual Fund Operating Expense	1.05	1.54	0.80
Fee Waivers and Expense Reimbursements[1]	(0.30)	(0.14)	(0.20)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.75	1.40	0.60

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.40% and 0.60% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	668	905	1,583
CLASS C SHARES ($)	243	473	826	1,823
SELECT CLASS SHARES ($)	61	235	425	971

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	668	905	1,583
CLASS C SHARES ($)	143	473	826	1,823
SELECT CLASS SHARES ($)	61	235	425	971

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

What are the Fund’s main investment strategies?

As part of its principal strategy, the Fund primarily invests in Treasury Inflation Protected Securities (TIPS). “Real Return” in the Fund’s name means the total return of a security less the actual rate of inflation. TIPS are debt securities of varying maturities issued by the U.S. Treasury that pay interest based

JULY 1, 2011	53

JPMorgan Real Return Fund (continued)

on a fixed percentage of inflation-adjusted principal. Unlike conventional bonds, the principal and interest payments of TIPS are adjusted periodically to the Non-Seasonally Adjusted Consumer Price Index for All Urban Consumers (CPI-U).

In addition to investments in TIPS, the Fund may invest in derivatives, which are instruments based on another instrument, exchange rage or index. The Fund may use futures contracts, options, price locks and swaps to provide inflation-protection, maintain interest rate, sector and yield curve exposure, to manage interest rate risk and duration, and to gain exposure to the TIPS markets. The Fund may also use such derivatives in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.

Although the Fund currently intends to invest in TIPS to implement its principal strategy, the Fund has flexibility to invest in other inflation-linked debt securities issued by entities such as other agencies and instrumentalities of the U.S. government, corporations, foreign governments and other foreign issuers as part of its principal strategy in the future and may invest up to 10% of the Fund’s total assets in securities rated below investment grade (junk bonds) or the unrated equivalent.

The adviser buys and sells TIPS and other investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual investments that it believes will perform well over market and inflationary cycles. The adviser makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, duration, anticipated inflation and yield curve considerations.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

TIPS Risk. TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (i.e., CPI-U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Interest Rate Risk. The Fund’s investments in TIPS and other bonds and debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. The Fund may invest in securities that are issued by companies that are highly leveraged, less credit-worthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past five calendar years. The table shows the average annual total returns for the past one year, five years, and the life of the Fund. The table compares that performance to the Barclays Capital U.S. TIPS Index and the Lipper Treasury Inflation-Protected Securities Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike

54	J.P. MORGAN INCOME FUNDS

the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2009	4.66%
Worst Quarter	3rd quarter, 2008	–4.08%

The Fund’s year-to-date total return through 3/31/11 was 2.20%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Life of Fund 9/1/05
SELECT CLASS SHARES
Return Before Taxes	5.70%	3.79%	3.33%
Return After Taxes on Distributions	4.91	2.43	1.91
Return After Taxes on Distributions and Sale of Fund Shares	3.69	2.43	2.00
CLASS A SHARES
Return Before Taxes	1.53	2.74	2.33
CLASS C SHARES
Return Before Taxes	3.95	3.01	2.55
BARCLAYS CAPITAL U.S. TIPS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	6.31	5.33	4.98
LIPPER TREASURY INFLATION-PROTECTED SECURITIES FUNDS INDEX
(Reflects No Deduction for Taxes)	6.52	4.75	4.39

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Steve Lear	2009	Managing Director
Donald Clemmenson	2008	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2011	55

JPMorgan High Yield Fund

Class/Ticker:

A/OHYAX; B/OGHBX; C/OGHCX; Select/OHYFX

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.42	0.42	0.42	0.42
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.17	0.17	0.17	0.17
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.33	1.83	1.83	1.08
Fee Waivers and Expense Reimbursements[1]	(0.17)	(0.02)	(0.02)	(0.17)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.16	1.81	1.81	0.91

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.15%, 1.80%, 1.80% and 0.90% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	489	764	1,061	1,902
CLASS B SHARES ($)	684	874	1,188	2,016
CLASS C SHARES ($)	284	574	988	2,146
SELECT CLASS SHARES ($)	93	327	579	1,302

56	J.P. MORGAN INCOME FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	489	764	1,061	1,902
CLASS B SHARES ($)	184	574	988	2,016
CLASS C SHARES ($)	184	574	988	2,146
SELECT CLASS SHARES ($)	93	327	579	1,302

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments and commitments to purchase loan assignments.

Under normal circumstances, the Fund invests at least of 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

Up to 20% of the Fund’s total assets may be invested in other securities, including investment grade securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund may have a longer or shorter average weighted maturity under certain market conditions.

The Fund may invest no more than 30% of its net assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are also known as “junk bonds,” “high yield bonds” and “non- investment grade bonds.” Such securities may include so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, government or its agencies and instrumentalities.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options and swaps to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in swaps structured as credit default swaps related to individual Loans or other securities or indexes of Loans or other securities to gain exposure to such Loans and other securities, to mitigate risk exposure or to manage cash flow needs.

The adviser focuses on value in buying and selling securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, the adviser performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value and security structure and covenants. In addition, the adviser monitors investments on an ongoing basis by staying abreast of positive and negative credit developments expediting the review of the Fund’s investments that are considered to be the most risky.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

High Yield Securities and Loan Risk. The Fund invests in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are

JULY 1, 2011	57

JPMorgan High Yield Fund (continued)

considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, and lack of publicly available information. Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Smaller Company Risk. Investments in smaller cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Barclays Capital U.S. Corporate High Yield—2% Issuer Capped Index and the Lipper High Current Yield Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

58	J.P. MORGAN INCOME FUNDS

Best Quarter	2nd quarter, 2009	17.64%
Worst Quarter	4th quarter, 2008	–16.06%

The Fund’s year-to-date total return through 3/31/11 was 3.77%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	14.67%	8.73%	8.64%
Return After Taxes on Distributions	11.34	5.64	5.43
Return After Taxes on Distributions and Sale of Fund Shares	9.43	5.58	5.41
CLASS A SHARES
Return Before Taxes	10.18	7.66	7.97
CLASS B SHARES
Return Before Taxes	8.67	7.47	7.81
CLASS C SHARES
Return Before Taxes	12.55	7.76	7.65
BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD — 2% ISSUER CAPPED INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	14.94	8.91	9.01
LIPPER HIGH CURRENT YIELD FUNDS INDEX
(Reflects No Deduction for Taxes)	14.91	6.58	6.67

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
William J. Morgan	1998	Managing Director
James P. Shanahan	1998	Managing Director
James Gibson	2007	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2011	59

JPMorgan Emerging Markets Debt Fund

Class/Ticker: A/JEDAX; C/JEDCX; Select/JEMDX

What is the goal of the Fund?

The Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 87 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A		Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%		NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE		1.00%	NONE
	(under $1 million	)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.50	0.50	0.51
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.25	0.25	0.26
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.46	1.96	1.22
Fee Waivers and Expense Reimbursements[1]	(0.20)	(0.20)	(0.21)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.26	1.76	1.01
1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 1.00% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	499	801	1,124	2,039
CLASS C SHARES ($)	279	596	1,039	2,269
SELECT CLASS SHARES ($)	103	366	650	1,459

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	499	801	1,124	2,039
CLASS C SHARES ($)	179	596	1,039	2,269
SELECT CLASS SHARES ($)	103	366	650	1,459

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for

60	J.P. MORGAN INCOME FUNDS

investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions.

These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the J.P. Morgan Emerging Markets Bond Index Global. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 31, 2011, the J.P. Morgan Emerging Markets Bond Index Global duration was 6.82, although the duration will likely vary in the future. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and foreign currency derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of such derivatives, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

This Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.” The Fund may focus its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

JULY 1, 2011	61

JPMorgan Emerging Markets Debt Fund (continued)

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

High Yield Securities Risk. The Fund may invest in securities that are issued by companies that are highly leveraged, less credit-worthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economics results of those issuing the securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for each of the last ten calendar years. The table shows average annual total returns for the past one year, five years and ten years. The table compares that performance to the J.P. Morgan Emerging Markets Bond Index Global and the Lipper Emerging Markets Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Select Class Shares prior to their inception includes the performance of the only class of shares of the Fund that operated in a master-feeder structure. The performance in the table for Class A and Class C Shares is based on the performance of Select Class Shares prior to the inception of the Class A and Class C Shares. The actual returns of Class A and Class C Shares would have been lower because each of these classes has higher expenses than Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	17.09%
Worst Quarter	4th quarter, 2008	–18.46%

The Fund’s year-to-date total return through 3/31/11 was 1.22%.

62	J.P. MORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	13.48%	6.10%	10.31%
Return After Taxes on Distributions	11.05	3.83	6.88
Return After Taxes on Distributions and Sale of Fund Shares	8.69	3.87	6.95
CLASS A SHARES
Return Before Taxes	8.86	5.02	9.75
CLASS C SHARES
Return Before Taxes	11.69	5.40	9.94
J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL
(Reflects No Deduction for Fees,
Expenses or Taxes)	12.06	8.36	10.29
LIPPER EMERGING MARKETS DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	20.14	11.25	15.17

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Pierre-Yves Bareau	2009	Managing Director
Matias Silvani	2010	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JULY 1, 2011	63

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds described in this prospectus is managed by JPMIM. The principal types of securities and the main strategies that each Fund currently anticipates using are summarized in its Risk/Return Summary. Except as otherwise indicated, the strategies described below are principal investment strategies of each Fund. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of a Fund but that may become more important to a Fund’s management in the future. The Funds may utilize these investments and strategies to a greater or lesser degree in the future.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

Credit Quality. Some of the Funds limit their investments to investment grade securities or the unrated equivalent while others may invest in below investment grade securities (also known as junk bonds). Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Services Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.

As indicated in the risk/return summaries, some of the Funds may invest in “sub-prime” mortgage-related securities. “Sub-prime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In generally, these borrowers have impaired or limited credit history.

Average Weighted Maturity. Some of the Funds have policies with respect to average weighted maturity as described in the risk/return summaries. Such Funds may have a longer or shorter average weighted maturity under certain market conditions. In addition, such Funds may shorten or lengthen their average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value). Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates.

Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal which can shorten the average weighted maturity of a Fund. Therefore, in the case of a Fund which holds mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

Limited Duration Bond Fund

For purposes of the Fund’s policy to invest 80% of its assets in bonds under normal circumstances, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund seeks to maintain a duration of three years or less, although, under certain market conditions, the Fund’s duration may be longer than three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a “duration of three years” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Information concerning the Fund’s duration can be found at www.jpmorganfunds.com.

The Fund seeks to implement its duration strategy through the purchase of a portfolio of short-term securities. A “portfolio of short-term securities”, under normal market conditions, will have a weighted average life of three years or less at the time of investment, although, under certain market conditions, may be longer than three years. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

Treasury & Agency Fund

For purposes of the Fund’s policy to invest 80% of its Assets in treasury and agency obligations under normal circumstances,

64	J.P. MORGAN INCOME FUNDS

“treasury and agency obligations” include U.S. Treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities, including STRIPS, CUBES and TIPS.

Unlike conventional bonds, the principal and interest payments of TIPS are adjusted periodically to the Non-Seasonally Adjusted Consumer Price Index for All Urban Consumers (CPI-U).

Although not a principal strategy of Fund, the Fund may invest in securities guaranteed by, or certain securities collateralized by, the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP) announced on October 14, 2008 and securities Issued under similar programs by the U.S. government, its agencies and instrumentalities. Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on certain debt issued by private entities. The interest on TLGP securities and other securities in which the Fund may invest is subject to state and local income taxes.

The Fund may engage in securities lending.

WHAT IS SECURITIES LENDING?
Securities lending involves the loan of securities to borrowers in exchange for cash collateral which the Fund may reinvest. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus an agreed upon rebate. Securities lending is not a principal strategy of the Funds.

Short Duration Bond Fund

For purposes of the Fund’s policy to invest 80% of its Assets in bonds under normal circumstances, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s net assets may be invested in preferred stock.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

The Fund may engage in securities lending.

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. Although the use of derivatives is not a principal strategy of the Fund, the Fund may use futures contracts, options, and swaps from time to time to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.

Short Term Bond Fund II

For purposes of the Fund’s policy to invest 80% of its Assets in debt securities under normal circumstances, “debt securities” are securities with a maturity of 90 days or more at the time of its issuance including securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations and private placements and money market instruments.

The securities purchased by the Fund may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. Although the use of derivatives is not a principal strategy of the Fund, the Fund may use futures contracts, options, and swaps from time to time to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.

Core Bond Fund

For purposes of the Fund’s fundamental policy to invest at least 80% of its Assets in bonds, a “bond” is a debt security with a

JULY 1, 2011	65

More About the Funds (continued)

maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

The Fund may engage in securities lending.

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. Although the use of derivatives is not a principal strategy of the Fund, the Fund may use futures contracts, options, and swaps from time to time to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.

Core Plus Bond Fund

For purposes of the Fund’s fundamental policy to invest at least 80% of its assets in bonds, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may engage in securities lending.

The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. The Fund’s allocations will be reviewed and rebalanced periodically, if appropriate. Individual portfolio managers will be responsible for day-to-day investment management decisions on the assets that are allocated to their respective sleeves; provided, however, the remaining credit of the portfolio, excluding distressed debt, will be managed across the ratings continuum. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, the adviser focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

Inflation Managed Bond Fund

The Fund is designed to protect the total return generated by its core fixed income holdings from inflation risk. As used in the Fund’s goal, “total return” includes income and capital appreciation. The Fund is not able to and does not seek to achieve its objective primarily through investments in inflation-protected fixed income securities. Instead, because of the limited supply of certain inflation-protected fixed income securities, the Fund synthetically creates inflation protection by investing in a combination of conventional (i.e., non-inflation-protected) fixed income securities and CPI-U swaps. The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero-coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a TIPS of equal maturity. This strategy is intended to create the equivalent of a portfolio of inflation-protected securities.

Secondarily, the Fund may purchase other investments including inflation-protected fixed income securities such as TIPS.

Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. The Fund will provide shareholders at least 60 days prior notice of any change in this policy. “Assets” means net assets plus the amount of borrowings for investment purposes. A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. Bonds may be issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality. Bonds also include securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued by or guaranteed by domestic and supranational banks, mortgage-related and

66	J.P. MORGAN INCOME FUNDS

mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities and collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Total Return Fund

The Fund may also invest in securities that are unrated but are deemed by the adviser to be of comparable quality. The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in adjustable rate mortgage loans, collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may also invest in inflation-linked debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities such as TIPS or issued by other entities such as corporations, foreign governments and other foreign issuers.

The Fund may invest in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may invest any portion of its total assets in cash and cash equivalents. See Temporary Defensive and Cash Positions for a definition of “Cash Equivalents.”

The Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date.

The Fund may sell mortgage TBAs short as part of its principal investment strategy which does not involve borrowing a security. The Fund may also engage in short selling in which it must borrow a security it wants to sell short. This second type of short selling is not currently a principal investment strategy of the Fund.

Strategic Income Opportunities Fund

The Fund may invest up to 100% of its total assets in securities that are rated below investment grade (junk bonds) Securities rated below investment grade may include so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. Although the Fund may invest up to 100% of its total assets in junk bonds if deemed advantageous by the adviser given current market conditions at the time of investment, the Fund will generally invest at least 25% of the Fund’s total assets in securities that, at the time of purchase, are rated investment grade or better or the unrated equivalent.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Fund may also invest in asset-backed securities and structured investments.

The Fund may invest in a broad variety of securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

The Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date.

JULY 1, 2011	67

More About the Funds (continued)

The Fund may sell mortgage TBAs short as part of its principal investment strategy which does not involve borrowing a security. The Fund also may engage in short selling in which it must borrow a security it wants to sell short. This second type of short selling is not currently a principal investment strategy of the Fund.

The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. The Fund may also originate loans, in which the Fund would lend money directly to an obligor by investing in limited liability companies or corporations that make loans directly to obligors.

The Fund may invest in ETFs in order to gain exposure to particular foreign markets or asset classes. The ETFs in which the Fund will invest are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Ordinarily, the Fund must limit its investments in any single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. However, the SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. If the Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs, although ordinarily the Fund will limit its investments to no more than 10% of its total assets in a single ETF.

The Fund may invest in common shares or preferred shares of unaffiliated closed-end funds. The Fund will limit its investments in a single closed-end fund to 5% of its total assets and in all registered investment companies including closed-end funds (other than money market funds) to 10% of its total assets.

Multi-Sector Income Fund

The Fund seeks to achieve its investment objective by investing opportunistically across different markets and sectors, based on the portfolio management team’s view of the markets and sectors. The Fund’s approach is flexible and it is not managed to a benchmark. This allows the Fund to shift its allocations based on changing market conditions which may result in investing in a single or multiple markets and sectors. Total return in the Fund’s objective includes both current income and capital appreciation. Income in the Fund’s name refers to the strategy of seeking income as a component of total return.

The Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may invest in preferred shares and convertible securities as part of its principal investment strategies. Although not part of its principal investment strategy, the Fund may acquire common stock directly or in connection with the conversion of convertible securities or in connection with the reorganization and restructuring of an issuer. Ordinarily, the Fund will invest no more than 25% of its total assets in preferred shares, common stock, and convertible securities.

The Fund may sell mortgage TBAs short as part of its principal investment strategy which does not involve borrowing a security. The Fund may also engage in short selling in which it must borrow a security it wants to sell short. This second type of short selling is not currently a principal investment strategy of the Fund.

Mortgage-Backed Securities Fund

For purposes of the policy that at least 65% of the Fund’s total assets will consist of bonds, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax-exempt municipal securities and corporate debt securities.

68	J.P. MORGAN INCOME FUNDS

The Fund may engage in securities lending.

Government Bond Fund

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States. Such securities include, without limitation, securities guaranteed by the FDIC under its TLGP, which guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on certain debt issued by private entities.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities, including those issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion.

For purposes of the Fund’s policy to invest at least 80% of its assets in government bonds under normal circumstances, a “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, and collateralized mortgage obligations. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund may engage in securities lending.

Real Return Fund

As part of its principal strategy, the Fund primarily invests in TIPS. Unlike conventional bonds, the principal and interest payments of TIPS are adjusted periodically to the CPI-U. Currently the Fund’s principal strategy is to invest in TIPS and the Fund does not anticipate utilizing other types of inflation-protected securities in the near term. In the future, the Fund has the flexibility to invest in other inflation-linked debt securities and instruments. Such securities may include inflation-linked securities issued by entities such as other agencies and instrumentalities of the U.S. government, corporations, foreign governments and other foreign issuers. Although not part of its current principal investment strategies, up to 30% of the Fund’s total assets may be invested in foreign securities in the future, including debt securities denominated in foreign currencies of developed countries and emerging markets. The Fund will typically hedge 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives, but may not always do so. In addition, the Fund in the future may use non-inflation linked government bonds, global government securities, mortgage-backed securities such as stripped mortgage-backed securities including those structured as interest only and principal only securities, asset-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, corporate bonds, dollar-denominated foreign securities, non-dollar denominated securities, commodity related instruments and real estate securities.

High Yield Fund

Under normal circumstances, the Fund invests at least of 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest no more than 30% of its net assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may engage in securities lending.

Emerging Markets Debt Fund

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an

JULY 1, 2011	69

More About the Funds (continued)

evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date.

The Fund may sell mortgage TBAs short which does not involve borrowing a security. The Fund may also engage in short selling in which it must borrow a security it wants to sell short. These types of short selling are not currently principal investment strategies of the Fund.

The Fund is managed with a focus on “weighted spread-duration” versus the J.P. Morgan Emerging Markets Bond Index Global. Spread duration is a measure of expected price sensitivity to changes in the market spreads. The adviser overweight spread durations versus the Fund’s index in countries that the adviser believes will outperform in the index and will underweight spread durations in countries that the adviser believes will underperform the index. The J.P. Morgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total returns for U.S. dollar-denominated debt securities issued by emerging market sovereign and quasi-sovereign entities such as; Brady bonds, loans, and Eurobonds. The index is administered by JPMorgan Securities, Inc., an affiliate of the adviser.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Limited Duration Bond Fund, Treasury & Agency Fund, Short Duration Bond Fund, Short Term Bond Fund II, Core Bond Fund, Core Plus Bond Fund, Mortgage-Backed Securities Fund, Government Bond Fund, and High Yield Fund are fundamental. The investment objective for the remaining Funds can be changed without the consent of a majority of the outstanding shares of that Fund. All other fundamental policies are identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

The following risks are principal risks of each Fund that utilizes the types of investments and/or strategies to which such risks relate as a principal investment strategy or except as otherwise indicated. The principal investment strategies of each Fund are identified in the Risk/Return Summary.

Please note that the Funds also may use strategies that are not described in this section, but which are described in the “Investment Practices” and “Risk and Reward Elements for the Funds” sections later in the prospectus and in the Statement of Additional Information.

Interest Rate Risk. The Funds invest in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Funds, except the Government Bond Fund and the Treasury & Agency Fund, may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are

70	J.P. MORGAN INCOME FUNDS

prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, a Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Certain Funds may invest in CMOs. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be particularly sensitive to changes in prevailing interest rates. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Inverse Floater Risk. Inverse floaters and inverse IOs are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse Ios will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, a Fund could lose all or substantially all of its investment in inverse IOs. Except for the Core Bond Fund and Mortgage-Backed Securities Fund, Inverse Floater Risk is not currently a main risk of the Funds.

Derivatives Risk. Certain Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations, including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

Certain of the Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counter-party enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Currently, Derivatives Risk is not a principal risk of the Short Duration Bond Fund, the Short Term Bond Fund II, the Core Bond Fund, the Treasury & Agency Fund, or the Mortgage-Backed Securities Fund.

JULY 1, 2011	71

More About the Funds (continued)

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Foreign Securities and Emerging Markets Risks. Certain Funds may invest in securities of foreign issuers denominated in non-U.S. currencies. An investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Foreign Issuer Risk. Some of the Funds invest in U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of for issuers. Although, these securities are not subject to all of the risks summarized in “Foreign Securities and Emerging Markets Risks”, they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issuers facing issuers in such foreign countries.

Government Securities Risk. Certain Funds invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

High Yield Securities Risk. Some of the Funds may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less credit-worthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

As part of its high yield strategy, a Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Inflation-Linked and Inflation-Protected Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates

72	J.P. MORGAN INCOME FUNDS

decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Short Selling Risk. Some of the Funds may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk.” A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Securities Lending Risk. Some of the Funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Loan Risk. Some of the Funds may invest in Loans including Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although each Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

When a Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between the Fund and the borrower. The Fund may not benefit directly from the collateral supporting the load in which it has purchased the loan participations or assignments.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price

JULY 1, 2011	73

More About the Funds (continued)

at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Redemption Risk. A Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

CORE PLUS BOND FUND, STRATEGIC INCOME OPPORTUNITIES FUND, MULTI-SECTOR INCOME FUND AND HIGH YIELD FUND

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

CORE PLUS BOND FUND, STRATEGIC INCOME OPPORTUNITIES FUND AND MULTI-SECTOR INCOME FUND

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

CORE PLUS BOND FUND, MULTI-SECTOR INCOME FUND, REAL RETURN FUND, STRATEGIC INCOME OPPORTUNITIES FUND AND EMERGING MARKETS DEBT FUND

Sovereign Debt Risk. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

STRATEGIC INCOME OPPORTUNITIES FUND AND MULTI-SECTOR INCOME FUND

Municipal Securities Risk. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be

74	J.P. MORGAN INCOME FUNDS

lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

EMERGING MARKETS DEBT FUND

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

MULTI-SECTOR INCOME FUND, STRATEGIC INCOME OPPORTUNITIES FUND AND TOTAL RETURN FUND

Mortgage Dollar Roll Risk. The Funds may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, a Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

STRATEGIC INCOME OPPORTUNITIES FUND AND TOTAL RETURN FUND

Options Risk. There are several risks associated with transactions in options, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover its options positions could also be impaired. Although the Fund will attempt to enter into option transactions with creditworthy parties, the Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying investment.

Investment Company and ETF Risk. The Fund may invest in shares of other investment companies, including common shares and preferred shares of closed end funds. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss. To the extent that the Fund invests in auction rate preferred shares of closed end funds, such securities are subject to additional risks. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. There may not be a liquid market for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Strategy Risk. The Fund may use relative value and other strategies that combine derivatives and/or securities to manage duration, sector and yield curve exposure and credit and spread volatility. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Relative value strategies involve complex securities transactions that involve risks in addition to direct investments in securities including leverage risk and the risks described under “Derivatives Risk”

TREASURY & AGENCY FUND

Tax Risk. Although the Fund focuses on issues that produce income exempt from state income taxes, the Fund may invest in securities whose interest is subject to state and local income taxes, such as securities guaranteed by the FDIC under its TLGP or securities issued under similar programs in the future. Consult your tax professional for more information.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/ Return Summaries,” the “Risk and Reward Elements for the Funds” and “Investment Practices” section later in the prospectus, and the Statement of Additional Information.

JULY 1, 2011	75

More About the Funds (continued)

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. In addition, certain Funds may invest in cash and cash equivalents as a principal investment strategy. These investments may result in a lower yield than lower-quality or longer-term investments, and, in the case of Funds that are using such investments for temporary defensive purposes, prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts. While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Limited Duration Bond Fund

The historical performance for the Class C Shares in the performance table prior to its inception on 11/1/01 is based on the performance of the Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

Short Duration Bond Fund

The historical performance for the Class C Shares in the performance table prior to its inception on 11/1/01 is based on the performance of the Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

Emerging Market Debt Fund

The historical performance for the Select Class Shares in the bar chart in “The Fund’s Past Performance” and the historical performance in the table for Select Class Shares prior to 9/10/01 includes the performance of the only class of shares of the Fund that operated in a master-feeder structure. The performance in the table for the Class A and Class C Shares before Class A and Class C Shares were launched on 6/30/06 is that of the Select Class Shares of the Fund and have not been adjusted to reflect the difference in fees and sales charges expenses between the classes. The actual returns for the Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

ADDITIONAL INFORMATION CONCERNING STRATEGIC INCOME OPPORTUNITIES FUND

Fund Expenses

“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets to acquired funds including Institutional Class Shares of JPMorgan Prime Money Market Fund calculated on a daily basis for the fiscal year ended 2/28/11. The JPMorgan Prime Money Market Fund imposes a separate investment advisory fee, administration fee, and shareholder servicing fee. The Fund’s adviser, administrator, and shareholder servicing agent will waive fees charged in an amount equal to the weighted pro rata amount of investment advisory fees, administration fees and shareholder servicing fees charged by the JPMorgan Prime Money Market Fund. For the fiscal year ended 2/28/11, the net expenses of Class A, Class C and Select Class Shares were 1.01%, 1.51% and 0.76%, respectively, taking into account these waivers.

76	J.P. MORGAN INCOME FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Inflation Managed Bond Fund

Total Return Fund

Strategic Income Opportunities Fund

Multi-Sector Income Fund

Real Return Fund

Emerging Market Debt Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Limited Duration Bond Fund

Treasury & Agency Fund

Short Duration Bond Fund

Core Bond Fund

Core Plus Bond Fund

Mortgage-Backed Securities Fund

Government Bond Fund

High Yield Fund

The Short Term Bond Fund II is a series of J.P. Morgan Mutual Fund Group (JPMMFG), a Massachusetts business trust.

The trustees of each Trust are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Funds and makes day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal year ended 2/28/11, JPMIM was paid management fees (net of waivers), as shown below (for the time period indicated), as a percentage of average daily net assets:

Limited Duration Bond Fund	0.10%
Treasury & Agency Fund	0.30
Short Duration Bond Fund	0.19
Short Term Bond Fund II	0.12
Core Bond Fund	0.22
Core Plus Bond Fund	0.25
Inflation Managed Bond Fund	0.17
Total Return Fund	0.25
Strategic Income Opportunities Fund	0.33
Multi-Sector Income Fund	0.00
Mortgage-Backed Securities Fund	0.14
Government Bond Fund	0.29
Real Return Fund	0.30
High Yield Fund	0.64
Emerging Markets Debt Fund	0.57

A discussion of the basis the Board of Trustees of the Trusts used in reapproving the investment advisory agreement for the Funds, other than Inflation Managed Bond Fund and Multi-Sector Income Fund, is available in the semi-annual report for the period ended August 31. A discussion of the basis the Board of Trustees of the Trusts used in approving the investment advisory agreement for the Multi-Sector Income Fund is available in the annual report for the period ended February 28. With respect to the Inflation Managed Bond Fund, a discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund will be available in the shareholder report for the period after the first reapproval of the investment advisory agreement.

The Portfolio Managers

Limited Duration Bond Fund and Government Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio manager.

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Limited Duration Bond Fund and the Government Bond Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of these Funds since 1995 and 1996, respectively.

JULY 1, 2011	77

The Funds’ Management and Administration (continued)

Mr. Sais joined JPMIM or predecessor firms in 1994 as a senior fixed income research analyst. Richard D. Figuly, Executive Director, and Gregg F. Hrivnak also participate in the management of the Limited Duration Bond Fund. Mr. Figuly and Mr. Hrivnak began participating in the management of the Limited Duration Bond Fund in June 2005. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Information on Mr. Hrivnak is described under Short Duration Bond Fund and Short Term Bond Fund II. Mr. Scott E. Grimshaw began participating in the management of the Government Bond Fund in June 2005. Information on Mr. Grimshaw is described under Treasury & Agency Fund.

Short Duration Bond Fund and Short Term Bond Fund II

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Gregg F. Hrivnak, Executive Director and CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Short Duration Bond Fund and Short Term Bond Fund II since May 2006 and March 2009, respectively. An employee of JPMIM or predecessor firms since 1989, Mr. Hrivnak has been part of the portfolio management team for this Fund since June 2005 and was previously a fixed income research analyst for the Taxable Bond Team responsible for asset-backed securities. He is currently a portfolio manager and trader on the Columbus Taxable Bond Team. Richard D. Figuly has participated in the management of these Funds since May 2006 and March 2009, respectively. Information on Mr. Figuly is described under Limited Duration Bond Fund.

Core Bond Fund and Mortgage-Backed Securities Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Douglas Swanson, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the

Core Bond Fund and the Mortgage-Backed Securities Fund. An employee of JPMIM or predecessor firms since 1983, Mr. Swanson has led the team responsible for the management of the Core Bond Fund since 1991 and the Mortgage-Backed Securities Fund, since its inception. Christopher Nauseda, Vice President, began participating in the management of the Core Bond Fund in May 2006. An employee of JPMIM or predecessor firms since 1982, Mr. Nauseda also serves as the manager for numerous institutional accounts and assists with JPMorgan mutual funds. Mr. Michael Sais has participated in the management of the Mortgage-Backed Securities Fund since June 2005. Information on Mr. Sais is described under Limited Duration Bond Fund and Government Bond Fund.

Core Plus Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the Core Plus Bond Fund is led by Gary J. Madich, Managing Director and CFA charterholder, who is responsible for the overall allocation of the Fund. In addition to Mr. Madich, the four members of the portfolio management team with the most significant responsibility for day-to-day management of the Fund are Mark M. Jackson, Executive Director and CFA charterholder, Frederick A. Sabetta, Executive Director and CFA charterholder, Richard Figuly, Executive Director, and Duane Huff, Executive Director. The team also includes additional portfolio managers who make day-to-day decisions concerning all alternative strategies such as emerging market debt. Mr. Madich has been the lead portfolio manager of the Fund since December 2006. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free portfolio management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading. An employee of JPMIM or predecessor firms since 1995, he is a member of JPMorgan Asset Management’s Americas Executive Committee and serves as chairman of the Columbus Fixed Income Policy and Asset Allocation Committees. Mr. Jackson is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and the Fund. Mr. Jackson has been part of the team responsible for management of the Fund since 1996 and has been employed by JPMIM or predecessor firms since 1996. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for the BB/B high yield assets managed by one of the

78	J.P. MORGAN INCOME FUNDS

high yield teams. Mr. Sabetta has been part of the team responsible for management of the Fund since December 2006 and an employee of JPMIM or predecessor firms since November 2003. Mr. Figuly became part of the team responsible for management of the Fund in May 2006. Information on Mr. Figuly is described under Limited Duration Bond Fund. Mr. Huff was part of the portfolio management team for the Fund from November 2004 until February 2007 and rejoined the portfolio management team in June 2009. An employee of JPMIM or predecessor firms since 1996, Mr. Huff is a senior portfolio manager within the Columbus Fixed Income Team. In this role, Mr. Huff is responsible for managing diversified strategies, such as Core Plus and is a member of the Asset Allocation Committee. Mr. Huff previously served as a portfolio manager within the International Fixed Income Group, overseeing global aggregate and global bond strategies for mutual funds and segregated clients.

Inflation Managed Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below.

The portfolio management team consists of Scott E. Grimshaw, Executive Director and CFA charterholder, Deepa Majmudar, Executive Director, and Duane Huff. Mr. Grimshaw and Mr. Huff are responsible for the day-to-day management of the Fund’s portfolio of securities whereas Ms. Majumadar is responsible for implementing the inflation-managed strategy of the Fund through the use of the CPI-U swaps. Information on Mr. Grimshaw is described under the Treasury & Agency Fund. Ms. Majmudar is a portfolio manager in the Diversified Strategies Group. An employee since 2003, Ms. Majmudar is responsible for developing quantitative and risk management strategies and portfolio management. Information on Mr. Huff is described under the Core Plus Bond Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio manager.

Total Return Fund

The lead portfolio manager who is primarily responsible for the day-to-day management of the Fund is listed below. As part of that responsibility, the portfolio manager establishes and monitors the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio manager is assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio manager.

William Eigen, Managing Director and CFA charterholder, is the lead portfolio manager who has been responsible for the day-to-day management of the Fund since inception. Mr. Eigen has been an employee of JPMIM since April 2008 and is currently the head of Absolute Return and Opportunistic strategies. In addition to his role as a portfolio manager for the Fund, he also served as portfolio manager for Highbridge Capital Management, LLC (“Highbridge”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, from August 2005 to April 2008. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies.

Strategic Income Opportunities Fund

William Eigen, Managing Director and CFA charterholder, is the lead portfolio manager who has been primarily responsible for the day-to-day management of the Fund since its inception. In his role as lead portfolio manager for the Fund, he is responsible for establishing and monitoring the strategy allocation for the Fund within and among sectors and utilizing the research and insight of dedicated sector specialists in making day-to-day decisions regarding securities to be bought or sold by the Fund. Information on Mr. Eigen is described under the Total Return Fund.

Timothy Neumann, Managing Director and CFA charterholder, and Jarred A. Sherman, Vice President and CFA charterholder, are co-managers of the Fund since 2009. The co-managers work closely with the lead portfolio manager to oversee the day-to-day operations of the Fund. Mr. Neumann is an employee of JPMIM since 1997, and Mr. Sherman since 1999. Both work with Mr. Eigen on Absolute Return and Opportunistic strategies.

Multi-Sector Income Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the Multi-Sector Income Fund is comprised of Robert Michele, Managing Director and CFA charterholder, Nicholas J. Gartside, Managing Director and CFA charterholder, Iain T. Stealey, Executive Director and CFA charterholder and Matthew Pallai, Vice President. A portfolio manager for the Fund since its inception, Mr. Michele is the Global Chief Investment Officer within J.P. Morgan Asset Management’s Global Fixed Income and Currency Group. He is responsible for overseeing the activities of the fixed income and currency investment teams based in New York, Europe and Asia. Prior to joining JPMIM in 2008, Mr. Michele was at

JULY 1, 2011	79

The Funds’ Management and Administration (continued)

Schroder Investment Management for ten years, most recently serving as the global head of fixed income. Mr. Gartside joined the portfolio management team for the Fund in 2011 and is the International Chief Investment Officer within JPMorgan Asset Management’s Global Fixed Income and Currency Group. In this role, Mr. Gartside is responsible for leading and overseeing the activities of international fixed income teams. In addition, he is the co-manager of multi-sector fixed income products. Prior to joining JPMIM in 2010, he was at Schroder Investment Management for eight years where he most recently served as the Head of Global Fixed Income. Mr. Stealey has served as a member of the portfolio management team for the Fund since its inception. An employee of JPMIM since 2002, Mr. Stealey is a portfolio manager in the International Fixed Income Group focusing on high grade bond strategies. He specializes in portfolio construction and works on multi-currency accounts for both segregated clients and pooled funds. Mr. Pallai joined the portfolio management team for the Fund in 2011 and has lead responsibility for securitized investments. Prior to this, he has held positions on both the Agency and Non-Agency Mortgage Team, where as a portfolio manager he was responsible for analyzing, selecting and trading residential mortgage- backed securities. Mr. Pallai has been an employee of JPMIM since 2003.

Treasury & Agency Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Mr. Scott E. Grimshaw, Executive Director and CFA charterholder, is the portfolio manager of the Treasury & Agency Fund and part of the Taxable Bond Team. He is also responsible for the government sector and has been part of the team responsible for management of the Fund since 1996. Peter D. Simons, Vice President and CFA charterholder, has also participated in the management of the Fund since 2005. An employee of JPMIM or predecessor firms since 2001, Mr. Simons is a fixed income portfolio manager for the Columbus Taxable Bond Team responsible for managing taxable bond portfolios for institutional clients.

High Yield Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the High Yield Fund is comprised of William J. Morgan, Managing Director and James P. Shanahan, Managing Director. Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. Mr. Morgan is a high yield team leader and the portfolio manager for accounts in the high yield and aggressive income high yield styles. An employee of JPMIM or predecessor firms since 1998, Mr. Morgan has worked in the high yield investment industry since 1982. An employee of JPMIM or predecessor firms since 1998, Mr. Shanahan is a high yield co-portfolio manager for general high yield mandates, responsible for distressed and special situation investments. James E. Gibson, Managing Director, has assisted in the management of the Fund since June 2007. Mr. Gibson is a principal high yield trader in the U.S. Fixed Income Group and has been an employee of JPMIM or predecessor firms since 1998.

Emerging Markets Debt Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Pierre-Yves Bareau, Managing Director, and Matias Silvani, Executive Director, are the lead portfolio managers responsible for the day-to-day management of the Emerging Markets Debt Fund. Mr. Bareau has been a portfolio manager for the Fund since October 2009. Before joining JPMIM in October 2009, Mr. Bareau was the Chief Investment Officer for Fortis Investments for emerging markets debt for more than 10 years. Mr. Silvani, an employee of JPMIM since 2004, is the chief strategist and a senior portfolio manager within the Emerging Markets Debt Team. Mr. Silvani has been a portfolio manager for the Fund since July 2010.

Real Return Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration

80	J.P. MORGAN INCOME FUNDS

and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team consists of Steven Lear, Managing Director, and Donald A. Clemmenson, Managing Director. Mr. Lear and Mr. Clemmenson have been portfolio managers of the Fund since August 2009 and March 2008, respectively. Mr. Lear is the Deputy Chief Investment Officer for the New York and London fixed income investment teams. In this role, he is responsible for overseeing the U.S. Broad market strategies, including core, core plus, long duration and stable value. Prior to joining JPMIM in 2008, Mr. Lear was at Schroder Investment Management for ten years, serving as the head of the U.S. fixed income securities for seven years. Mr. Clemmenson is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since 1984, he currently trades governments, futures and agencies and is responsible for the duration decision on short-term accounts. He previously headed the trading desk and traded mortgages, corporates, preferred stock, non-dollar, foreign exchange, high yield, emerging markets and money markets.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B, Class C and Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JULY 1, 2011	81

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Class B Shares may no longer be purchased or acquired by exchange from share classes other than Class B Shares. Any investment received by the Fund that is intended for Class B Shares will not be accepted and your investment will be returned.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will

82	J.P. MORGAN INCOME FUNDS

prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Current Income Fund, and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class B, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the class’ minimum and eligibility requirements. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other J.P. Morgan Funds; however, Class B Shares are no longer available for new purchases.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

JULY 1, 2011	83

How to Do Business with the Funds (continued)

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more ($500,000 or more for Short Duration Bond Fund, Limited Duration Bond Fund, Treasury & Agency Fund and Short Term Bond Fund II), which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

Shareholders with investments in Class B Shares may continue to hold such shares until they convert to Class A Shares. However, no additional investments will be accepted in Class B Shares. Dividends and capital gain distributions may continue to be reinvested in Class B Shares until their conversion dates. In addition, shareholders invested in Class B Shares will be able to exchange those shares for Class B Shares of other J.P. Morgan Funds offering Class B Shares until they convert.

A CDSC will apply on shares of the Funds, other than the Limited Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund, sold within six years, and on shares of the Limited Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund sold within four years. CDSC periods are measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares of the Funds, except for Class B Shares of the Limited Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund, automatically convert to Class A Shares after eight years. Class B Shares of the Limited Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund automatically convert to Class A Shares after six years. Conversion periods are measured from the first day of the month in which the shares were purchased.

Class C Shares

You will not pay a sales charge at the time of purchase.

Except with respect to the Limited Duration Bond Fund and the Short Duration Bond Fund, a CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirement to purchase Select Class Shares.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees which are lower for Class A Shares than other share classes (except for Select Class Shares which have no Rule 12b-1 fees). These fees appear in the table called Annual Fund Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

84	J.P. MORGAN INCOME FUNDS

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the pricing service quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares for all Funds are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund. If you already hold Class B Shares of a Fund you may purchase Class A or Class C Shares in the same Fund without regard to the initial minimum investment requirement, however, subsequent investment requirements will apply.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain J.P. Morgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 are subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005 without regard to this minimum. Officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grand children, parents, grand parents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees and their immediate family members of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect Select Class Shares for certain investors and to Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens

JULY 1, 2011	85

How to Do Business with the Funds (continued)

an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution.

Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares —When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

86	J.P. MORGAN INCOME FUNDS

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100.

If you already hold Class B Shares of a Fund, you may purchase Class A or Class C Shares in the same Fund through a Systematic Investment Plan without regard to the initial minimum investment requirement, however, subsequent investment requirements will apply.

Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Funds from their bank account through a Systematic Investment Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 and he or she agrees to make regular monthly investments of at least $100.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A, Class B and Class C Shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charge for Class A, Class B and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the tables below are sometimes referred to as “breakpoints.”

JULY 1, 2011	87

How to Do Business with the Funds (continued)

The following table shows the amount of sales charge you will pay and the commissions that will be paid to Financial Intermediaries with respect to purchases of Class A Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Treasury & Agency Fund, and JPMorgan Short Term Bond Fund II made on or after July 1, 2010:

TOTAL SALES CHARGE FOR FUNDS
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $100,000	2.25	2.30	2.00
$100,000–$249,999	1.75	1.78	1.50
$250,000–$499,999	1.25	1.27	1.00
$500,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $500,000 or more in a Fund.

**	If you purchase $500,000 or more of Class A Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Treasury & Agency Fund, or JPMorgan Short Term Bond Fund II and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase. These charges apply to all your purchases. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $500,000 or more of Class A Shares. These commissions are paid at the rate of up to 0.50% of gross sales of $500,000 or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

The following table shows the amount of sales charge you will pay and the commissions that will be paid to Financial Intermediaries with respect to purchases of Class A Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Treasury & Agency Fund, and JPMorgan Short Term Bond Fund II made prior to July 1, 2010:

TOTAL SALES CHARGE FOR FUNDS
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $100,000	2.25	2.30	2.00
$100,000–$249,999	1.75	1.78	1.50
$250,000–$499,999	1.25	1.27	1.00
$500,000–$999,999	1.00	1.01	0.85
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Treasury & Agency Fund, or JPMorgan Short Term Bond Fund II and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09 when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.50% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

88	J.P. MORGAN INCOME FUNDS

If you buy Class A Shares of other than the JPMorgan Short Duration Bond Fund, the JPMorgan Limited Duration Bond Fund, the JPMorgan Treasury & Agency Fund, or the JPMorgan Short Term Bond Fund II, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries:

TOTAL SALES CHARGE FOR FUNDS
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $100,000	3.75	3.90	3.25
$100,000–$249,999	3.25	3.36	2.75
$250,000–$499,999	2.25	2.30	2.00
$500,000–$999,999	1.75	1.78	1.50
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds (other than the JPMorgan Short Duration Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Mortgage-Backed Securities Fund, or JPMorgan Short Term Bond Fund II) prior to 7/1/10 and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.75% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase or 0.35% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds between 12 and 24 months after purchase. If you purchase $1 million or more of Class A Shares of the Funds (other than the JPMorgan Short Duration Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Mortgage-Backed Securities Fund, or JPMorgan Short Term Bond Fund II) on or after 7/1/10 and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.75% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 18 months after purchase. If you purchased $1 million or more of Class A Shares of JPMorgan Mortgage-Backed Securities Fund, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of Class A Shares of the JPMorgan Mortgage-Backed Securities Fund during the first 12 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09 when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.75% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the JPMorgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial

JULY 1, 2011	89

How to Do Business with the Funds (continued)

Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A and Class C Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid, except, beginning 7/1/10, the sales charge table for purchases of the Limited Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Short Term Bond Fund II and Short-Intermediate Municipal Bond Fund on or after 7/1/10 will apply in calculating the amount to be paid to the Distributor for purchases of such Funds made prior to 7/1/10 pursuant to a Letter of Intent. If you don’t pay the difference, the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gain distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code.)

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but

90	J.P. MORGAN INCOME FUNDS

not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•

Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.
12.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide record-keeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares of the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Fund, or the JPMorgan Core Bond Fund within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

If you redeem Class B Shares of the JPMorgan Limited Duration Bond Fund, the JPMorgan Short Duration Bond Fund or the JPMorgan Treasury & Agency Fund prior to the fourth anniversary of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	3.00
1–2	3.00
2–3	2.00
3–4	1.00
More than 4	None

JULY 1, 2011	91

How to Do Business with the Funds (continued)

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Fund, or the JPMorgan Core Bond Fund and a commission of 2.75% to Financial Intermediaries who sell Class B Shares of the JPMorgan Limited Duration Bond Fund, the JPMorgan Short Duration Bond Fund, and the JPMorgan Treasury & Agency Fund.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares.

Class B Shares of the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Fund, and the JPMorgan Core Bond Fund automatically convert after eight years. Class B Shares of the JPMorgan Limited Duration Bond Fund, the JPMorgan Short Duration Bond Fund, and the JPMorgan Treasury & Agency Fund automatically convert after six years.

Conversion periods are measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one J.P. Morgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, except with respect to the JPMorgan Limited Duration Bond Fund and the JPMorgan Short Duration Bond Fund, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

There is no CDSC assessed on Class C Shares of the JPMorgan Limited Duration Bond Fund and the JPMorgan Short Duration Bond Fund.

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds other than the JPMorgan Limited Duration Bond Fund and the JPMorgan Short Duration Bond Fund.

How the Class B and Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares and Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gain distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

92	J.P. MORGAN INCOME FUNDS

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 701/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

JULY 1, 2011	93

How to Do Business with the Funds (continued)

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another J.P. Morgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

Class C Shares of any Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares of the same Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

For Class A, Class B and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investment.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchange.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may

94	J.P. MORGAN INCOME FUNDS

reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B, Class C or Select Class Shares and a Fund or Financial Intermediary receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

JULY 1, 2011	95

How to Do Business with the Funds (continued)

Can I redeem on a systematic basis?

1.	Yes, with respect only to Class A, Class B and Class C Shares.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares —How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

96	J.P. MORGAN INCOME FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays the earnings, if any, to shareholders as distributions.

Each Fund generally declares dividends of net investment income on the last business day of each month and distributes such dividends on the first business day of the following month. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that a Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, a Fund’s total return on those securities would be decreased. A Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if a Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments, REIT securities and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into

JULY 1, 2011	97

Shareholder Information (continued)

long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive principal, including increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Funds are not intended for foreign shareholders, except Class M Shares of the JPMorgan Short Term Bond Fund II which are offered in Japan. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than three calendar days after the end of each month for the Strategic Income Opportunities Fund and no sooner than ten calendar days after the end of each month for the Funds, other than the Strategic Income Opportunities Fund, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

98	J.P. MORGAN INCOME FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.

FUND NAME	FUND CODE
Core Bond Fund	1
Core Plus Bond Fund	2
Emerging Markets Debt Fund	3
Government Bond Fund	4
High Yield Fund	5
Inflation Managed Bond Fund	6
Limited Duration Bond Fund	7
Mortgage-Backed Securities Fund	8
Multi-Sector Income Fund	9
Real Return Fund	10
Short Duration Bond Fund	11
Short Term Bond Fund II	12
Strategic Income Opportunities Fund	13
Total Return Fund	14
Treasury & Agency Fund	15

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1, 2, 4–15	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	1–3, 5–14	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	7, 9, 10, 12–14	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1–3, 5–14	Credit Currency Interest Rate Liquidity Market Political

JULY 1, 2011	99

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1–15	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	2, 3, 7, 9, 10, 12–14	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.	1–14	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–3, 5–14	Credit Currency Interest Rate Liquidity Market Political Valuation
Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	9, 10, 14	Credit Interest Rate Liquidity Market
Common Stock: Shares of ownership of a company.	2, 5, 9, 13	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2, 5, 9, 13	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1, 2, 5–10, 13, 14	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1–3, 5–14	Credit Currency Interest Rate Liquidity Market Political Valuation

100	J.P. MORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1–3, 5–14	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	1, 2, 4–15	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1–3, 5–8, 10–13	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid developments.	1–3, 5–14	Foreign Investment
Exchange Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (SPDRs) and NASDAQ 100s.	1–3, 5, 7–14	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.	2, 3, 9, 10, 12–14	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	1–3, 5–14	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.	2, 3, 5, 9, 10, 12–14	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	1–15	Credit Currency Interest Rate Political

JULY 1, 2011	101

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Initial Public Offerings (IPOs): A transaction in which a previously private company makes its first sale of stock to the public.	10	Market
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1–15	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1–14	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1–15	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	1–3, 5, 7–11, 13, 14	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): Debt instruments secured by real property.	1–11, 13–15	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	1, 2, 4–15	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1] : A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1, 2, 4–15	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment

1

All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets except as permitted by law; provided, however, the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets except as permitted by law.

102	J.P. MORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1, 2, 5–14	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1–14	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1–3, 5–7, 9–15	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	1–14	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 2, 5, 8–11, 13, 14	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1–3, 5–14	Liquidity Market Valuation
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1–3, 5, 7–14	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–15	Credit Liquidity Market
Reverse Repurchase Agreements[1] : The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1–8, 10–15	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1–15	Market

1

All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets except as permitted by law; provided, however, the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets except as permitted by law.

JULY 1, 2011	103

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–5, 7, 8, 10–12, 15	Credit Leverage Market
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	3, 9, 10, 13, 14	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1–3, 5–9, 11–14	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1–3, 6, 7, 9–14	Credit Foreign Investment Liquidity Political Valuation
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	1, 2, 4, 6–14	Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	1–15	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1–14	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	2, 3, 7, 9, 10, 12–14	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1–15	Credit Interest Rate Liquidity Market

104	J.P. MORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	1–15	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1–3, 5–14	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	1–15	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book Entry Safekeeping (CUBES).	1–15	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1–15	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–15	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1–15	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser. Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the

U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

JULY 1, 2011	105

Investment Practices (continued)

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

106	J.P. MORGAN INCOME FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•   A Fund’s share price, yield and total return will fluctuate in response to bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective

•    Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated, or are defaulted; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•    The Emerging Markets Debt Fund is non-diversified, which means that a relatively high percentage of the Fund’s Assets may be invested in a limited number of issuers; therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Bonds have generally outperformed money market investments over the long term, with less risk than stocks

•    Most bonds will rise in value when interest rates fall

•   Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•   Under normal circumstances, a Fund plans to remain fully invested in bonds, other fixed-income securities, and other investments as permitted and may invest uninvested cash in affiliated money market funds; some Funds may invest in cash and cash equivalents including affiliated money market funds as a principal strategy

•    Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, and private placements

•    A Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management

•   During severe market downturns, a Fund has the option of investing up to 100% of total assets in cash and cash equivalents

•    The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality

•   The default of an issuer would leave a Fund with unpaid interest or principal

•    Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

•   A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

•    The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

JULY 1, 2011	107

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments

•   A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

•    Currency exchange rate movements could reduce gains or create losses

•    Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•   Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification

•    Favorable exchange rate movements could generate gains or reduce losses

•    Emerging markets can offer higher returns

•   To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Core Plus Bond Fund, Emerging Markets Debt Fund, and Real Return Fund may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Loan Assignments and Participations
• Loan assignments and participations (like other high yield, corporate debt obligations) have a higher risk of default and may be less liquid and/or become illiquid	• Loan assignments and participations offer higher yields and higher potential gain

•   The adviser performs ongoing credit review of the obligor and invests only in loan assignments and participations if it determines the instrument contains favorable risk/reward characteristics

•    A Fund limits its investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase

108	J.P. MORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•    A Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•    Certain types of derivatives involve costs to the Funds which can reduce returns

•    Derivatives that involve leverage could magnify losses

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•    A Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   A Fund may use derivatives for hedging and for risk management and/or to increase income or gain (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies);[2] risk management may include management of a Fund’s exposure relative to its benchmark

•    A Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

2	The Short Term Bond Fund II does not use forward foreign currency contracts as an investment strategy to increase income or gain to the Fund.

JULY 1, 2011	109

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities

•   No Fund may invest more than 15% of net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, a Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law[1]

Short-term trading

•   Increased trading would raise a Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns

	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Short Selling

•   The Emerging Markets Debt Fund, Multi-Sector Income Fund, Real Return Fund, Strategic Income Opportunities Fund and Total Return Fund may engage in short selling

•    Short sales may not have the intended effects and may result in losses

•    A Fund may not be able to close out a short position at a particular time or at an acceptable price

•    A Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•    Segregated or earmarked accounts with respect to short sales may limit a Fund’s investment flexibility

•    Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

• A Fund could make money and protect against losses if management’s analysis proves correct • Short selling may allow a Fund to generate positive returns in declining markets

•   A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•    A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

1	The Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowings, the aggregate amount of borrowing by such Fund to exceed 10% of that Fund’s total assets.

110	J.P. MORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange traded funds (ETFs)[1] and other investment companies

•   If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•   The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

U.S. government and agency securities

•   The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

•    Indebtedness of certain government issuers whose securities may be held by a Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

•    Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•   Most bonds will rise in value when interest rates fall

•    Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers

•    Mortgage-backed securities can offer attractive returns

•   A Fund seeks to limit risk and enhance performance through active management

•    The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

JULY 1, 2011	111

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Core Bond Fund
Class A
Year Ended February 28, 2011	$11.23	$0.42	(c)	$0.22		$0.64	$(0.41)
Year Ended February 28, 2010	10.59	0.55	(c)	0.64	(d)	1.19	(0.55)
Year Ended February 28, 2009	11.04	0.55	(c)	(0.46)		0.09	(0.54)
Year Ended February 29, 2008	10.67	0.48	(c)	0.37		0.85	(0.48)
Year Ended February 28, 2007	10.57	0.46	(c)	0.10		0.56	(0.46)

Class B
Year Ended February 28, 2011	11.22	0.34	(c)	0.22		0.56	(0.33)
Year Ended February 28, 2010	10.58	0.48	(c)	0.63	(d)	1.11	(0.47)
Year Ended February 28, 2009	11.03	0.47	(c)	(0.45)		0.02	(0.47)
Year Ended February 29, 2008	10.66	0.41	(c)	0.37		0.78	(0.41)
Year Ended February 28, 2007	10.56	0.39	(c)	0.10		0.49	(0.39)

Class C
Year Ended February 28, 2011	11.28	0.34	(c)	0.23		0.57	(0.34)
Year Ended February 28, 2010	10.65	0.46	(c)	0.65	(d)	1.11	(0.48)
Year Ended February 28, 2009	11.09	0.48	(c)	(0.45)		0.03	(0.47)
Year Ended February 29, 2008	10.73	0.42	(c)	0.35		0.77	(0.41)
Year Ended February 28, 2007	10.62	0.39	(c)	0.11		0.50	(0.39)

Select Class
Year Ended February 28, 2011	11.22	0.44	(c)	0.22		0.66	(0.43)
Year Ended February 28, 2010	10.58	0.56	(c)	0.64	(d)	1.20	(0.56)
Year Ended February 28, 2009	11.03	0.56	(c)	(0.46)		0.10	(0.55)
Year Ended February 29, 2008	10.67	0.50	(c)	0.35		0.85	(0.49)
Year Ended February 28, 2007	10.56	0.47	(c)	0.11		0.58	(0.47)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

112	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$11.46	5.75%		$3,982,404	0.74%	3.62%	0.97%	24%
11.23	11.45	(d)	3,154,129	0.73	4.94	0.97	18
10.59	0.87		1,322,130	0.75	5.12	0.98	18
11.04	8.21	(e)	780,006	0.75	4.51	0.99	14
10.67	5.42		560,556	0.75	4.36	0.94	8

11.45	5.06		76,034	1.39	2.98	1.46	24
11.22	10.71	(d)	118,596	1.38	4.37	1.47	18
10.58	0.21		80,648	1.40	4.42	1.48	18
11.03	7.49	(e)	78,048	1.40	3.86	1.49	14
10.66	4.75		74,963	1.40	3.72	1.44	8

11.51	5.04		2,181,719	1.39	2.97	1.47	24
11.28	10.65	(d)	2,326,774	1.38	4.12	1.47	18
10.65	0.33		250,444	1.40	4.46	1.48	18
11.09	7.38	(e)	133,975	1.40	3.86	1.49	14
10.73	4.83		65,579	1.40	3.72	1.44	8

11.45	5.96		10,523,393	0.57	3.79	0.72	24
11.22	11.61	(d)	7,029,375	0.57	5.08	0.72	18
10.58	1.03		2,699,976	0.60	5.21	0.73	18
11.03	8.25	(e)	2,456,097	0.60	4.66	0.73	14
10.67	5.69		2,128,674	0.60	4.52	0.69	8

JULY 1, 2011	113

Financial Highlights (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Core Plus Bond Fund
Class A
Year Ended February 28, 2011	$7.85	$0.37	(c)	$0.34		$0.71	$(0.37)
Year Ended February 28, 2010	7.03	0.43	(c)	0.82	(d)	1.25	(0.43)
Year Ended February 28, 2009	7.85	0.41	(c)	(0.82)		(0.41)	(0.41)
Year Ended February 29, 2008	7.78	0.37		0.07		0.44	(0.37)
Year Ended February 28, 2007	7.73	0.35		0.06		0.41	(0.36)

Class B
Year Ended February 28, 2011	7.89	0.33	(c)	0.34		0.67	(0.32)
Year Ended February 28, 2010	7.06	0.38	(c)	0.83	(d)	1.21	(0.38)
Year Ended February 28, 2009	7.89	0.37	(c)	(0.83)		(0.46)	(0.37)
Year Ended February 29, 2008	7.82	0.32		0.08		0.40	(0.33)
Year Ended February 28, 2007	7.77	0.32		0.05		0.37	(0.32)

Class C
Year Ended February 28, 2011	7.88	0.32	(c)	0.35		0.67	(0.32)
Year Ended February 28, 2010	7.05	0.38	(c)	0.84	(d)	1.22	(0.39)
Year Ended February 28, 2009	7.89	0.37	(c)	(0.84)		(0.47)	(0.37)
Year Ended February 29, 2008	7.82	0.34		0.06		0.40	(0.33)
Year Ended February 28, 2007	7.77	0.32		0.05		0.37	(0.32)

Select Class
Year Ended February 28, 2011	7.85	0.38	(c)	0.34		0.72	(0.38)
Year Ended February 28, 2010	7.02	0.44	(c)	0.83	(d)	1.27	(0.44)
Year Ended February 28, 2009	7.85	0.42	(c)	(0.82)		(0.40)	(0.43)
Year Ended February 29, 2008	7.78	0.39		0.07		0.46	(0.39)
Year Ended February 28, 2007	7.73	0.38		0.05		0.43	(0.38)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	The Adviser reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gain (losses) per share and less than 0.01% to total return for Class A, Class B, Class C, or Select Class.
(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

114	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$8.19	9.23%		$327,106	0.73%	4.62%	0.97%	22%
7.85	18.14	(d)	168,775	0.77	5.59	0.97	26
7.03	(5.32)		50,659	0.92	5.51	0.99	17
7.85	5.81	(e)	52,808	0.92	4.81	0.97	31
7.78	5.49		45,383	0.91	4.64	0.96	26

8.24	8.60		6,270	1.38	4.03	1.47	22
7.89	17.49	(d)	7,674	1.40	5.00	1.48	26
7.06	(5.93)		4,295	1.45	4.93	1.49	17
7.89	5.26	(e)	6,665	1.45	4.28	1.47	31
7.82	4.91		5,464	1.45	4.09	1.46	26

8.23	8.63		287,042	1.38	3.97	1.47	22
7.88	17.58	(d)	152,695	1.39	4.90	1.46	26
7.05	(5.99)		16,495	1.45	5.08	1.50	17
7.89	5.27	(e)	5,737	1.45	4.27	1.47	31
7.82	4.90		3,512	1.45	4.11	1.46	26

8.19	9.35		1,260,849	0.63	4.75	0.72	22
7.85	18.46	(d)	937,874	0.65	5.81	0.73	26
7.02	(5.21)		662,140	0.67	5.73	0.74	17
7.85	6.11	(e)	925,240	0.67	5.05	0.72	31
7.78	5.74		875,275	0.66	4.89	0.71	26

JULY 1, 2011	115

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Contribution from affiliate
Emerging Markets Debt Fund
Class A
Year Ended February 28, 2011	$7.54	$0.42	(k)	$0.41	$0.83	$(0.43)	$—	$(0.43)	$—
Year Ended February 28, 2010	5.56	0.38		2.00	2.38	(0.40)	—	(0.40)	—
Year Ended February 28, 2009	8.41	0.55		(2.97)	(2.42)	(0.43)	—	(0.43)	—
Year Ended February 29, 2008	8.73	0.54		(0.18)	0.36	(0.53)	(0.15)	(0.68)	—
September 1, 2006 through February 28, 2007 (g)	8.39	0.21		0.37	0.58	(0.21)	(0.03)	(0.24)	—
June 30, 2006 (h) through August 31, 2006	7.93	0.08		0.46	0.54	(0.08)	—	(0.08)	—

Class C
Year Ended February 28, 2011	7.54	0.38	(k)	0.40	0.78	(0.39)	—	(0.39)	—
Year Ended February 28, 2010	5.55	0.37		1.98	2.35	(0.36)	—	(0.36)	—
Year Ended February 28, 2009	8.40	0.50		(2.95)	(2.45)	(0.40)	—	(0.40)	—
Year Ended February 29, 2008	8.73	0.50		(0.19)	0.31	(0.49)	(0.15)	(0.64)	—
September 1, 2006 through February 28, 2007 (g)	8.39	0.20		0.36	0.56	(0.19)	(0.03)	(0.22)	—
June 30, 2006 (h) through August 31, 2006	7.93	0.07		0.47	0.54	(0.08)	—	(0.08)	—

Select Class
Year Ended February 28, 2011	7.54	0.44	(k)	0.41	0.85	(0.45)	—	(0.45)	—
Year Ended February 28, 2010	5.56	0.49		1.91	2.40	(0.42)	—	(0.42)	—
Year Ended February 28, 2009	8.42	0.54		(2.95)	(2.41)	(0.45)	—	(0.45)	—
Year Ended February 29, 2008	8.74	0.56		(0.18)	0.38	(0.55)	(0.15)	(0.70)	—
September 1, 2006 through February 28, 2007 (g)	8.39	0.21		0.39	0.60	(0.22)	(0.03)	(0.25)	—
Year Ended August 31, 2006	9.29	0.45		0.42	0.87	(0.46)	(1.35)	(1.81)	0.04	(i)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Amount rounds to less than $0.01.
(f)	Includes interest expense of 0.19%, 0.18% and 0.17%, respectively.
(g)	The Fund changed its fiscal year end from August 31 to the last day of February.
(h)	Commencement of offering of class of shares.
(i)	Voluntary contribution from Adviser. The total return without the voluntary contribution would have been 10.46%.
(j)	Includes interest expense of 0.01%.
(k)	Calculated based upon average shares outstanding.

116	J.P. MORGAN INCOME FUNDS

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—	(e)	$7.94	11.15%	$71,749	1.26%		5.26%	1.45%	126%
—	(e)	7.54	43.46	19,711	1.59	(f)	5.73	1.70	124
—	(e)	5.56	(29.80)	4,025	1.45		7.18	1.46	63
—	(e)	8.41	4.22	8,140	1.47		7.22	1.47	80
—	(e)	8.73	6.96	2,154	1.50		5.20	1.59	68
—	(e)	8.39	6.82	41	1.50		6.17	1.71	270

—	(e)	7.93	10.48	8,590	1.77		4.77	1.95	126
—	(e)	7.54	43.03	5,561	2.08	(f)	5.46	2.20	124
—	(e)	5.55	(30.18)	2,253	1.95		6.60	1.96	63
—	(e)	8.40	3.63	5,154	1.97		6.50	1.98	80
—	(e)	8.73	6.73	1,332	2.00		4.66	2.09	68
—	(e)	8.39	6.77	27	2.00		5.87	2.20	270

—	(e)	7.94	11.42	204,624	1.04		5.56	1.21	126
—	(e)	7.54	43.80	107,201	1.32	(f)	6.57	1.44	124
—	(e)	5.56	(29.67)	178,209	1.21		7.55	1.23	63
—	(e)	8.42	4.48	265,081	1.22		7.10	1.23	80
—	(e)	8.74	7.17	125,421	1.25		4.98	1.35	68
—	(e)	8.39	10.99 (i)	117,423	1.26	(j)	5.77	1.42	270

JULY 1, 2011	117

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Government Bond Fund
Class A
Year Ended February 28, 2011	$10.70	$0.39	$0.11		$0.50	$(0.39)
Year Ended February 28, 2010	10.56	0.42	0.14		0.56	(0.42)
Year Ended February 28, 2009	10.55	0.42	0.01		0.43	(0.42)
Year Ended February 29, 2008	10.15	0.48	0.40		0.88	(0.48)
Year Ended February 28, 2007	10.15	0.45	0.01		0.46	(0.46)

Class B
Year Ended February 28, 2011	10.69	0.31	0.11		0.42	(0.31)
Year Ended February 28, 2010	10.55	0.34	0.14		0.48	(0.34)
Year Ended February 28, 2009	10.54	0.35	0.01		0.36	(0.35)
Year Ended February 29, 2008	10.14	0.41	0.40		0.81	(0.41)
Year Ended February 28, 2007	10.14	0.38	0.01		0.39	(0.39)

Class C
Year Ended February 28, 2011	10.66	0.31	0.12		0.43	(0.31)
Year Ended February 28, 2010	10.53	0.35	0.13		0.48	(0.35)
Year Ended February 28, 2009	10.53	0.34	0.01		0.35	(0.35)
Year Ended February 29, 2008	10.13	0.42	0.39		0.81	(0.41)
Year Ended February 28, 2007	10.13	0.38	0.01		0.39	(0.39)

Select Class
Year Ended February 28, 2011	10.69	0.42	0.11		0.53	(0.42)
Year Ended February 28, 2010	10.56	0.45	0.13		0.58	(0.45)
Year Ended February 28, 2009	10.55	0.46	—	(d)	0.46	(0.45)
Year Ended February 29, 2008	10.15	0.52	0.39		0.91	(0.51)
Year Ended February 28, 2007	10.14	0.48	0.01		0.49	(0.48)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(d)	Amount rounds to less than $0.01.

118	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$10.81	4.69%		$474,402	0.74%	3.56%	0.99%	18%
10.70	5.42		453,605	0.74	3.96	1.03	12
10.56	4.27		372,703	0.75	4.04	1.02	13
10.55	8.98	(c)	220,780	0.75	4.70	0.98	2
10.15	4.65		157,598	0.75	4.51	0.98	24

10.80	3.92		19,524	1.47	2.85	1.49	18
10.69	4.64		34,957	1.47	3.26	1.53	12
10.55	3.50		48,296	1.48	3.34	1.52	13
10.54	8.20	(c)	43,513	1.46	4.02	1.48	2
10.14	3.93		52,182	1.46	3.82	1.48	24

10.78	4.02		171,114	1.47	2.83	1.49	18
10.66	4.58		185,498	1.47	3.23	1.53	12
10.53	3.46		136,707	1.48	3.24	1.52	13
10.53	8.25	(c)	46,407	1.46	3.99	1.48	2
10.13	3.94		22,250	1.46	3.81	1.48	24

10.80	4.97		809,433	0.47	3.83	0.74	18
10.69	5.59		714,113	0.47	4.23	0.78	12
10.56	4.54		605,421	0.48	4.38	0.77	13
10.55	9.26	(c)	616,581	0.48	5.01	0.73	2
10.15	4.99		891,369	0.50	4.74	0.73	24

JULY 1, 2011	119

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
High Yield Fund
Class A
Year Ended February 28, 2011	$7.72	$0.63	(c)	$0.64	$1.27	$(0.63)	$(0.03)	$(0.66)	$—	(d)
Year Ended February 28, 2010	5.79	0.58		1.94 (e)	2.52	(0.59)	—	(0.59)	—	(d)
Year Ended February 28, 2009	7.59	0.52		(1.78)	(1.26)	(0.54)	—	(0.54)	—	(d)
Year Ended February 29, 2008	8.60	0.62		(0.93)	(0.31)	(0.61)	(0.09)	(0.70)	—	(d)
Year Ended February 28, 2007	8.23	0.61		0.40	1.01	(0.62)	(0.02)	(0.64)	—	(d)

Class B
Year Ended February 28, 2011	7.73	0.58	(c)	0.64	1.22	(0.57)	(0.03)	(0.60)	—	(d)
Year Ended February 28, 2010	5.80	0.55		1.91 (e)	2.46	(0.54)	—	(0.54)	—	(d)
Year Ended February 28, 2009	7.60	0.51		(1.80)	(1.29)	(0.50)	—	(0.50)	—	(d)
Year Ended February 29, 2008	8.61	0.58		(0.94)	(0.36)	(0.56)	(0.09)	(0.65)	—	(d)
Year Ended February 28, 2007	8.23	0.57		0.40	0.97	(0.57)	(0.02)	(0.59)	—	(d)

Class C
Year Ended February 28, 2011	7.72	0.58	(c)	0.64	1.22	(0.57)	(0.03)	(0.60)	—	(d)
Year Ended February 28, 2010	5.80	0.53		1.93 (e)	2.46	(0.54)	—	(0.54)	—	(d)
Year Ended February 28, 2009	7.59	0.50		(1.79)	(1.29)	(0.50)	—	(0.50)	—	(d)
Year Ended February 29, 2008	8.61	0.57		(0.94)	(0.37)	(0.56)	(0.09)	(0.65)	—	(d)
Year Ended February 28, 2007	8.24	0.57		0.39	0.96	(0.57)	(0.02)	(0.59)	—	(d)

Select Class
Year Ended February 28, 2011	7.74	0.65	(c)	0.65	1.30	(0.65)	(0.03)	(0.68)	—	(d)
Year Ended February 28, 2010	5.81	0.60		1.93 (e)	2.53	(0.60)	—	(0.60)	—	(d)
Year Ended February 28, 2009	7.60	0.56		(1.79)	(1.23)	(0.56)	—	(0.56)	—	(d)
Year Ended February 29, 2008	8.62	0.63		(0.92)	(0.29)	(0.64)	(0.09)	(0.73)	—	(d)
Year Ended February 28, 2007	8.24	0.64		0.40	1.04	(0.64)	(0.02)	(0.66)	—	(d)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding
(d)	Amount rounds to less than $0.01.
(e)	The Adviser reimbursed the Fund for losses incurred from operational errors. Without these payments, the net realized and unrealized gains (losses) per share for Class A would have been $1.93, and the total return would have been 44.53%. The impact was less than $0.01 to the net realized and unrealized gain (losses) per share and less than 0.01% to total return for Class B, Class C, or Select Class.
(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

120	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$8.33	17.07%		$856,717	1.14%	7.81%	1.32%	45%
7.72	44.71	(e)	580,690	1.14	8.40	1.32	45
5.79	(17.28)		184,739	1.15	8.10	1.31	18
7.59	(3.87	)(f)	79,217	1.12	7.54	1.32	48
8.60	12.82		83,790	1.12	7.42	1.31	69

8.35	16.40		17,991	1.79	7.24	1.82	45
7.73	43.46	(e)	22,430	1.79	7.80	1.82	45
5.81	(17.68)		16,720	1.80	7.33	1.81	18
7.60	(4.51	)(f)	26,052	1.78	6.88	1.82	48
8.61	12.19		35,667	1.77	6.78	1.81	69

8.34	16.45		248,488	1.79	7.17	1.82	45
7.72	43.58	(e)	158,503	1.79	7.75	1.83	45
5.80	(17.69)		36,872	1.80	7.37	1.81	18
7.59	(4.61	)(f)	29,517	1.78	6.88	1.82	48
8.61	12.05		29,953	1.77	6.77	1.81	69

8.36	17.44		7,478,536	0.89	8.06	1.07	45
7.74	44.86	(e)	4,567,712	0.89	8.67	1.08	45
5.81	(16.93)		1,837,745	0.90	8.36	1.06	18
7.60	(3.73	)(f)	1,544,252	0.87	7.81	1.06	48
8.62	13.18		1,038,528	0.87	7.67	1.06	69

JULY 1, 2011	121

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Inflation Managed Bond Fund
Class A
March 31, 2010 (e) through February 28, 2011	$10.00	$0.15	(f)	$0.41	$0.56	$(0.16)	$(0.06)	$(0.22)

Class C
March 31, 2010 (e) through February 28, 2011	10.00	0.11	(f)	0.39	0.50	(0.10)	(0.06)	(0.16)

Select Class
March 31, 2010 (e) through February 28, 2011	10.00	0.19	(f)	0.38	0.57	(0.17)	(0.06)	(0.23)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Calculated based upon average shares outstanding.

122	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.34	5.62%	$28,242	0.73%	1.60%	1.24%	69%

10.34	5.01	284	1.39	1.17	2.78	69

10.34	5.70	346,927	0.59	1.97	1.18	69

JULY 1, 2011	123

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Limited Duration Bond Fund
Class A
Year Ended February 28, 2011	$8.90	$0.21	(c)	$0.56	$0.77	$(0.21)
Year Ended February 28, 2010	7.80	0.24	(c)	1.11 (d)	1.35	(0.25)
Year Ended February 28, 2009	9.31	0.36	(c)	(1.50)	(1.14)	(0.37)
Year Ended February 29, 2008	9.77	0.46		(0.46)	—	(0.46)
Year Ended February 28, 2007	9.74	0.45		0.03	0.48	(0.45)

Class B
Year Ended February 28, 2011	8.83	0.17	(c)	0.56	0.73	(0.17)
Year Ended February 28, 2010	7.74	0.21	(c)	1.09 (d)	1.30	(0.21)
Year Ended February 28, 2009	9.24	0.31	(c)	(1.49)	(1.18)	(0.32)
Year Ended February 29, 2008	9.70	0.38		(0.43)	(0.05)	(0.41)
Year Ended February 28, 2007	9.67	0.38		0.05	0.43	(0.40)

Class C
Year Ended February 28, 2011	8.82	0.17	(c)	0.55	0.72	(0.17)
Year Ended February 28, 2010	7.72	0.20	(c)	1.11 (d)	1.31	(0.21)
Year Ended February 28, 2009	9.23	0.31	(c)	(1.50)	(1.19)	(0.32)
Year Ended February 29, 2008	9.68	0.38		(0.42)	(0.04)	(0.41)
Year Ended February 28, 2007	9.66	0.38		0.04	0.42	(0.40)

Select Class
Year Ended February 28, 2011	8.90	0.24	(c)	0.56	0.80	(0.24)
Year Ended February 28, 2010	7.80	0.26	(c)	1.11 (d)	1.37	(0.27)
Year Ended February 28, 2009	9.31	0.38	(c)	(1.50)	(1.12)	(0.39)
Year Ended February 29, 2008	9.77	0.49		(0.47)	0.02	(0.48)
Year Ended February 28, 2007	9.74	0.47		0.03	0.50	(0.47)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	The Adviser reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

124	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$9.46	8.78%		$69,464	0.67%	2.32%	0.95%	28%
8.90	17.61	(d)	74,529	0.67	2.88	0.98	23
7.80	(12.52)		52,560	0.70	4.12	0.95	—
9.31	(0.06	)(e)	104,590	0.70	4.70	0.91	15
9.77	5.03		121,385	0.70	4.53	0.91	26

9.39	8.29		820	1.17	1.82	1.45	28
8.83	17.01	(d)	1,845	1.17	2.58	1.49	23
7.74	(12.97)		6,423	1.20	3.62	1.44	—
9.24	(0.56	)(e)	18,797	1.20	4.20	1.41	15
9.70	4.54		32,930	1.20	4.04	1.41	26

9.37	8.20		66,659	1.17	1.82	1.45	28
8.82	17.22	(d)	65,806	1.17	2.41	1.48	23
7.72	(13.09)		65,241	1.20	3.63	1.44	—
9.23	(0.47	)(e)	145,000	1.20	4.20	1.41	15
9.68	4.45		242,277	1.20	4.04	1.41	26

9.46	9.05		256,477	0.42	2.57	0.70	28
8.90	17.91	(d)	183,481	0.42	3.14	0.73	23
7.80	(12.27)		179,116	0.45	4.37	0.70	—
9.31	0.18	(e)	352,600	0.45	4.95	0.66	15
9.77	5.29		565,561	0.45	4.79	0.66	26

JULY 1, 2011	125

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Mortgage-Backed Securities Fund
Class A
Year Ended February 28, 2011	$11.22	$0.55	$0.28	$0.83	$(0.55)
Year Ended February 28, 2010	10.42	0.73	0.82	1.55	(0.75)
Year Ended February 28, 2009	10.97	0.61	(0.57)	0.04	(0.59)
Year Ended February 29, 2008	10.65	0.50	0.31	0.81	(0.49)
Year Ended February 28, 2007	10.54	0.47	0.10	0.57	(0.46)

Select Class
Year Ended February 28, 2011	11.01	0.57	0.26	0.83	(0.57)
Year Ended February 28, 2010	10.23	0.76	0.79	1.55	(0.77)
Year Ended February 28, 2009	10.79	0.62	(0.57)	0.05	(0.61)
Year Ended February 29, 2008	10.48	0.52	0.31	0.83	(0.52)
Year Ended February 28, 2007	10.38	0.49	0.10	0.59	(0.49)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

126	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$11.50	7.48%		$176,334	0.64%	4.84%	0.98%	30%
11.22	15.26		101,955	0.64	6.58	0.99	21
10.42	0.41		16,189	0.65	5.69	0.99	15
10.97	7.88	(c)	18,011	0.65	4.70	0.98	16
10.65	5.60		14,063	0.65	4.46	0.98	18

11.27	7.71		580,212	0.39	5.12	0.73	30
11.01	15.64		425,701	0.39	6.87	0.74	21
10.23	0.58		88,231	0.40	5.93	0.74	15
10.79	8.18	(c)	96,870	0.40	4.94	0.73	16
10.48	5.83		111,656	0.40	4.71	0.73	18

JULY 1, 2011	127

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Multi-Sector Income Fund
Class A
December 1, 2010 (e) through February 28, 2011	$10.00	$0.07	(f)	$0.03	$0.10	$(0.04)

Class C
December 1, 2010 (e) through February 28, 2011	10.00	0.06	(f)	0.03	0.09	(0.03)

Select Class
December 1, 2010 (e) through February 28, 2011	10.00	0.07	(f)	0.04	0.11	(0.05)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.

128	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.06	1.02%	$50	1.00%	2.81%	2.61%	33%

10.06	0.90	53	1.50	2.31	3.00	33

10.06	1.09	89,727	0.75	2.83	2.44	33

JULY 1, 2011	129

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Real Return Fund
Class A
Year Ended February 28, 2011	$9.29	$0.21	$0.37	$0.58	$(0.21)
Year Ended February 28, 2010	8.63	0.27	0.72	0.99	(0.33)
Year Ended February 28, 2009	10.13	0.22	(1.33)	(1.11)	(0.39)
Year Ended February 29, 2008	9.52	0.54	0.58	1.12	(0.51)
September 1, 2006 through February 28, 2007 (f)	9.51	0.04	0.03	0.07	(0.06)
Year Ended August 31, 2006 (g)	10.00	0.42	(0.46)	(0.04)	(0.45)

Class C
Year Ended February 28, 2011	9.22	0.15	0.38	0.53	(0.16)
Year Ended February 28, 2010	8.58	0.24	0.69	0.93	(0.29)
Year Ended February 28, 2009	10.08	0.16	(1.30)	(1.14)	(0.36)
Year Ended February 29, 2008	9.49	0.50	0.57	1.07	(0.48)
September 1, 2006 through February 28, 2007 (f)	9.50	0.02	0.02	0.04	(0.05)
Year Ended August 31, 2006 (g)	10.00	0.41	(0.50)	(0.09)	(0.41)

Select Class
Year Ended February 28, 2011	9.33	0.26	0.35	0.61	(0.23)
Year Ended February 28, 2010	8.66	0.33	0.69	1.02	(0.35)
Year Ended February 28, 2009	10.16	0.19	(1.29)	(1.10)	(0.40)
Year Ended February 29, 2008	9.54	0.52	0.63	1.15	(0.53)
September 1, 2006 through February 28, 2007 (f)	9.53	0.06	0.02	0.08	(0.07)
Year Ended August 31, 2006 (g)	10.00	0.48	(0.49)	(0.01)	(0.46)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Includes interest expense of 0.01%.
(f)	The Fund changed its fiscal year end from August 31 to the last day of February.
(g)	Commencement of operations was September 1, 2005.

130	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.66	6.34%	$29,341	0.75%		2.18%	1.05%	48%
9.29	11.59	32,408	0.85		2.76	1.13	24
8.63	(11.29)	9,090	0.91	(e)	2.26	1.48	335
10.13	12.30	5,171	0.90		4.60	1.92	494
9.52	0.78	630	0.90		0.85	1.34	154
9.51	(0.33)	584	0.90		3.96	1.45	223

9.59	5.76	40,874	1.40		1.52	1.54	48
9.22	11.00	44,774	1.38		1.91	1.61	24
8.58	(11.64)	7,848	1.41	(e)	2.39	1.97	335
10.08	11.71	4,023	1.40		3.36	2.75	494
9.49	0.48	27	1.40		0.41	1.85	154
9.50	(0.80)	24	1.40		4.58	1.95	223

9.71	6.57	38,118	0.60		2.62	0.80	48
9.33	11.91	60,951	0.62		3.54	0.94	24
8.66	(11.11)	38,458	0.66	(e)	2.66	1.23	335
10.16	12.63	61,551	0.65		5.50	1.31	494
9.54	0.83	61,757	0.65		1.18	1.09	154
9.53	0.01	58,882	0.65		5.20	1.21	223

JULY 1, 2011	131

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short Duration Bond Fund
Class A
Year Ended February 28, 2011	$10.90	$0.16	(c)	$0.06	$0.22	$(0.16)	$(0.01)	$(0.17)
Year Ended February 28, 2010	10.61	0.26	(c)	0.29	0.55	(0.26)	—	(0.26)
Year Ended February 28, 2009	10.80	0.38		(0.19)	0.19	(0.38)	—	(0.38)
Year Ended February 29, 2008	10.52	0.44	(c)	0.26	0.70	(0.42)	—	(0.42)
Year Ended February 28, 2007	10.43	0.39	(c)	0.10	0.49	(0.40)	—	(0.40)

Class B
Year Ended February 28, 2011	11.00	0.11	(c)	0.06	0.17	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2010	10.70	0.22	(c)	0.28	0.50	(0.20)	—	(0.20)
Year Ended February 28, 2009	10.88	0.35		(0.21)	0.14	(0.32)	—	(0.32)
Year Ended February 29, 2008	10.60	0.39	(c)	0.26	0.65	(0.37)	—	(0.37)
Year Ended February 28, 2007	10.50	0.33	(c)	0.11	0.44	(0.34)	—	(0.34)

Class C
Year Ended February 28, 2011	10.97	0.10	(c)	0.06	0.16	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2010	10.68	0.20	(c)	0.30	0.50	(0.21)	—	(0.21)
Year Ended February 28, 2009	10.87	0.33		(0.20)	0.13	(0.32)	—	(0.32)
Year Ended February 29, 2008	10.59	0.39	(c)	0.26	0.65	(0.37)	—	(0.37)
Year Ended February 28, 2007	10.49	0.33	(c)	0.11	0.44	(0.34)	—	(0.34)

Select Class
Year Ended February 28, 2011	10.92	0.19	(c)	0.05	0.24	(0.19)	(0.01)	(0.20)
Year Ended February 28, 2010	10.62	0.29	(c)	0.30	0.59	(0.29)	—	(0.29)
Year Ended February 28, 2009	10.80	0.40		(0.18)	0.22	(0.40)	—	(0.40)
Year Ended February 29, 2008	10.53	0.46	(c)	0.26	0.72	(0.45)	—	(0.45)
Year Ended February 28, 2007	10.44	0.41	(c)	0.10	0.51	(0.42)	—	(0.42)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

132	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$10.95	2.04%		$250,706	0.79%	1.45%	0.86%	36%
10.90	5.23		255,356	0.79	2.43	0.88	31
10.61	1.79		90,891	0.80	3.55	0.89	51
10.80	6.84	(d)	56,496	0.80	4.14	0.91	40
10.52	4.75		94,199	0.80	3.69	0.91	44

11.06	1.58		2,134	1.29	0.96	1.36	36
11.00	4.71		3,458	1.29	2.05	1.38	31
10.70	1.32		6,668	1.30	3.09	1.39	51
10.88	6.23	(d)	11,328	1.30	3.65	1.41	40
10.60	4.27		17,787	1.30	3.17	1.41	44

11.02	1.51		321,680	1.29	0.95	1.36	36
10.97	4.76		344,957	1.29	1.83	1.38	31
10.68	1.27		22,625	1.30	3.06	1.39	51
10.87	6.26	(d)	19,135	1.30	3.64	1.41	40
10.59	4.26		20,777	1.30	3.15	1.41	44

10.96	2.20		6,829,822	0.54	1.70	0.61	36
10.92	5.57		5,163,875	0.54	2.67	0.63	31
10.62	2.12		2,029,713	0.55	3.80	0.64	51
10.80	7.03	(d)	1,255,422	0.55	4.31	0.64	40
10.53	4.99		277,452	0.55	3.89	0.66	44

JULY 1, 2011	133

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Short Term Bond Fund II
Class A
Year Ended February 28, 2011	$8.85	$0.15	(e)	$(0.01)	$0.14	$(0.16)
Year Ended February 28, 2010	8.76	0.20	(e)	0.11 (f)	0.31	(0.22)
Year Ended February 28, 2009	9.66	0.34	(e)	(0.90)	(0.56)	(0.34)
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)
September 1, 2006 through February 28, 2007 (g)	9.84	0.22	(e)	0.02	0.24	(0.24)
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)

Select Class
Year Ended February 28, 2011	8.87	0.17	(e)	(0.02)	0.15	(0.18)
Year Ended February 28, 2010	8.77	0.22	(e)	0.12 (f)	0.34	(0.24)
Year Ended February 28, 2009	9.68	0.37	(e)	(0.92)	(0.55)	(0.36)
Year Ended February 29, 2008	9.86	0.51		(0.22)	0.29	(0.47)
September 1, 2006 through February 28, 2007 (g)	9.86	0.23	(e)	0.02	0.25	(0.25)
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Adviser reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

134	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$8.83	1.54%	$7,222	0.75%	1.67%	1.12%	49%
8.85	3.61 (f)	7,263	0.74	2.26	1.05	48
8.76	(5.93)	6,456	0.75	3.61	1.09	91
9.66	2.78	22,655	0.75	4.51	1.01	338
9.84	2.42	24,652	0.75	4.53	0.98	246
9.84	2.56	32,557	0.75	4.46	0.95	479

8.84	1.68	1,669	0.50	1.95	0.87	49
8.87	3.98 (f)	2,366	0.49	2.51	0.84	48
8.77	(5.76)	5,611	0.50	3.92	0.83	91
9.68	3.02	83,064	0.50	4.76	0.75	338
9.86	2.54	151,633	0.50	4.75	0.72	246
9.86	2.91	375,097	0.50	4.71	0.70	479

JULY 1, 2011	135

Financial Highlights (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Strategic Income Opportunities Fund
Class A
Year Ended February 28, 2011	$11.56	$0.33		$0.43	(g)	$0.76	$(0.32)	$(0.01)	$(0.33)
Year Ended February 28, 2010	9.96	0.41		1.66	(g)	2.07	(0.41)	(0.06)	(0.47)
October 13, 2008 (e) through February 28, 2009	10.00	0.09	(f)	0.15		0.24	(0.11)	(0.17)	(0.28)

Class C
Year Ended February 28, 2011	11.55	0.27		0.44	(g)	0.71	(0.27)	(0.01)	(0.28)
Year Ended February 28, 2010	9.96	0.36		1.66	(g)	2.02	(0.37)	(0.06)	(0.43)
October 13, 2008 (e) through February 28, 2009	10.00	0.08	(f)	0.15		0.23	(0.10)	(0.17)	(0.27)

Select Class
Year Ended February 28, 2011	11.58	0.35		0.44	(g)	0.79	(0.35)	(0.01)	(0.36)
Year Ended February 28, 2010	9.97	0.43		1.67	(g)	2.10	(0.43)	(0.06)	(0.49)
October 13, 2008 (e) through February 28, 2009	10.00	0.11	(f)	0.15		0.26	(0.12)	(0.17)	(0.29)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from operational errors. The impact was less than $0.01 to net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return.

136	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.99	6.70	%(g)	$2,421,215	0.88%	2.83%	1.08%	97%
11.56	21.06	(g)	1,353,000	0.91	3.54	1.08	60
9.96	2.46		4,084	1.00	2.24	1.68	60

11.98	6.20	(g)	1,141,148	1.38	2.34	1.58	97
11.55	20.47	(g)	599,969	1.41	3.06	1.58	60
9.96	2.29		958	1.50	2.00	2.34	60

12.01	6.92	(g)	9,448,260	0.63	3.08	0.83	97
11.58	21.35	(g)	5,298,051	0.66	3.82	0.84	60
9.97	2.65		340,662	0.75	2.99	1.76	60

JULY 1, 2011	137

Financial Highlights (continued)

-		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Total Return Fund
Class A
Year Ended February 28, 2011	$10.37	$0.41	(e)	$0.55	(f)	$0.96	$(0.45)	$(0.48)	$(0.93)
Year Ended February 28, 2010	9.15	0.50		1.58	(g)	2.08	(0.54)	(0.32)	(0.86)
June 16, 2008 (h) through February 28, 2009	10.00	0.35		(0.82)		(0.47)	(0.33)	(0.05)	(0.38)

Class C
Year Ended February 28, 2011	10.36	0.36	(e)	0.53	(f)	0.89	(0.38)	(0.48)	(0.86)
Year Ended February 28, 2010	9.15	0.42		1.59	(g)	2.01	(0.48)	(0.32)	(0.80)
June 16, 2008 (h) through February 28, 2009	10.00	0.31		(0.82)		(0.51)	(0.29)	(0.05)	(0.34)

Select Class
Year Ended February 28, 2011	10.38	0.46	(e)	0.50	(f)	0.96	(0.45)	(0.48)	(0.93)
Year Ended February 28, 2010	9.15	0.53		1.57	(g)	2.10	(0.55)	(0.32)	(0.87)
June 16, 2008 (h) through February 28, 2009	10.00	0.34		(0.81)		(0.47)	(0.33)	(0.05)	(0.38)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based on average shares outstanding.
(f)	An affiliate of JP Morgan Chase & Co. reimbursed the Fund for losses incurred from operational errors. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return.
(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, net realized and unrealized gain (losses) on investments per share would have been $1.56 and the total return would have been 23.37% for Select Class Shares. The impact was less than $0.01 to net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class A and Class C Shares.
(h)	Commencement of operations.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

138	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$10.40	9.44	%(f)	$1,607	0.72%	3.84%	1.03%		455%
10.37	23.27	(g)	59	0.71	5.02	0.95		572
9.15	(4.80)		48	0.75	5.19	2.76	(i)	353

10.39	8.78	(f)	1,927	1.34	3.37	1.50		455
10.36	22.43	(g)	111	1.36	4.38	1.45		572
9.15	(5.17)		47	1.40	4.54	3.26	(i)	353

10.41	9.49	(f)	301,369	0.60	4.33	0.75		455
10.38	23.48	(g)	356,619	0.61	5.07	0.70		572
9.15	(4.74)		650,518	0.65	5.70	0.79	(i)	353

JULY 1, 2011	139

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Treasury & Agency Fund
Class A
Year Ended February 28, 2011	$9.96	$0.13	(c)	$(0.02)	$0.11	$(0.13)	$(0.16)	$(0.29)
Year Ended February 28, 2010	10.17	0.22	(c)	0.12	0.34	(0.22)	(0.33)	(0.55)
Year Ended February 28, 2009	10.04	0.11		0.20	0.31	(0.18)	—	(0.18)
Year Ended February 29, 2008	9.72	0.42		0.31	0.73	(0.41)	—	(0.41)
Year Ended February 28, 2007	9.75	0.46		(0.03)	0.43	(0.46)	—	(0.46)

Class B
Year Ended February 28, 2011	9.94	0.08	(c)	(0.02)	0.06	(0.08)	(0.16)	(0.24)
Year Ended February 28, 2010	10.15	0.18	(c)	0.11	0.29	(0.17)	(0.33)	(0.50)
Year Ended February 28, 2009	10.03	0.16		0.10	0.26	(0.14)	—	(0.14)
Year Ended February 29, 2008	9.71	0.42		0.26	0.68	(0.36)	—	(0.36)
Year Ended February 28, 2007	9.74	0.43		(0.05)	0.38	(0.41)	—	(0.41)

Select Class
Year Ended February 28, 2011	9.95	0.16	(c)	(0.02)	0.14	(0.16)	(0.16)	(0.32)
Year Ended February 28, 2010	10.16	0.24	(c)	0.12	0.36	(0.24)	(0.33)	(0.57)
Year Ended February 28, 2009	10.02	0.13		0.22	0.35	(0.21)	—	(0.21)
Year Ended February 29, 2008	9.70	0.44		0.31	0.75	(0.43)	—	(0.43)
Year Ended February 28, 2007	9.74	0.48		(0.04)	0.44	(0.48)	—	(0.48)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

140	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$9.78	1.15%		$99,714	0.70%	1.32%	0.95%	26%
9.96	3.39		99,593	0.69	2.12	0.97	51
10.17	3.18		114,609	0.70	0.99	0.94	154
10.04	7.71	(d)	77,234	0.69	4.33	1.01	83
9.72	4.48		69,390	0.70	4.70	1.03	10

9.76	0.63		771	1.20	0.82	1.45	26
9.94	2.86		1,588	1.19	1.75	1.47	51
10.15	2.64		3,538	1.20	1.07	1.43	154
10.03	7.17	(d)	6,691	1.20	3.96	1.52	83
9.71	3.97		10,948	1.20	4.19	1.53	10

9.77	1.40		371,384	0.45	1.57	0.70	26
9.95	3.63		427,880	0.44	2.40	0.72	51
10.16	3.52		552,538	0.45	1.54	0.69	154
10.02	8.01	(d)	620,461	0.43	3.98	0.74	83
9.70	4.65		67,699	0.45	4.95	0.78	10

JULY 1, 2011	141

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the Securities and Exchange Commission (the SEC Order) and the New York Attorney General (NYAG settlement) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds. JPMIA was the investment adviser to certain J.P. Morgan Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan Chase (the corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current Trustees and former Trustees of One Group Mutual Funds.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the Court approved a settlement resolving all remaining claims in the litigation in Maryland.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. As noted above, the NYAG settlement required JPMIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMIA and its affiliates have agreed as part of the NYAG settlement to waive or reimburse expenses of a Fund in connection with the NYAG settlement, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates remained in place at least through September 27, 2009. The Reduced Rate Funds were the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and shareholder servicing fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

142	J.P. MORGAN INCOME FUNDS

	Class	Net Expense Ratio	Gross Expense Ratio

JPMorgan Limited Duration Bond Fund	A	0.74%	0.99%
	B	1.24%	1.49%
	C	1.24%	1.49%
	Select	0.49%	0.74%

JPMorgan Treasury & Agency Fund	A	0.70%	0.95%
	B	1.20%	1.45%
	C	1.20%	1.45%
	Select	0.45%	0.70%

JPMorgan Short Duration Bond Fund	A	0.81%	0.87%
	B	1.31%	1.37%
	C	1.31%	1.37%
	Select	0.56%	0.62%

JPMorgan Core Bond Fund	A	0.76%	0.98%
	B	1.41%	1.47%
	C	1.41%	1.48%
	Select	0.59%	0.73%

JPMorgan Core Plus Bond Fund	A	0.77%	0.99%
	B	1.42%	1.49%
	C	1.42%	1.49%
	Select	0.67%	0.74%

JPMorgan Mortgage-Backed Securities Fund	A	0.66%	0.99%
	Select	0.41%	0.74%

JPMorgan Government Bond Fund	A	0.76%	1.00%
	B	1.49%	1.50%
	C	1.49%	1.50%
	Select	0.48%	0.75%

JPMorgan High Yield Fund	A	1.16%	1.33%
	B	1.81%	1.83%
	C	1.81%	1.83%
	Select	0.91%	1.08%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/11, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not

JULY 1, 2011	143

Legal Proceedings and Additional Fee and Expense Information (continued)

deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

JPMorgan Limited Duration Bond Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$299	2.64%	1.91%	1.91%	$126	5.00%	3.76%	3.76%
June 30, 2013	103	7.77	6.00	4.01	157	10.25	7.40	3.51
June 30, 2014	107	13.16	10.25	4.01	163	15.76	11.17	3.51
June 30, 2015	111	18.82	14.67	4.01	169	21.55	15.07	3.51
June 30, 2016	116	24.76	19.27	4.01	174	27.63	19.11	3.51
June 30, 2017	120	30.99	24.05	4.01	181	34.01	23.29	3.51
June 30, 2018	125	37.54	29.03	4.01	187	40.71	27.62	3.51
June 30, 2019	130	44.42	34.20	4.01	193	47.75	32.10	3.51
June 30, 2020	136	51.64	39.58	4.01	200	55.13	36.74	3.51
June 30, 2021	141	59.22	45.18	4.01	207	62.89	41.54	3.51

	Class B1
	Annual Costs		Gross Cummulative Return		Net Cummulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2012	$126	$426	5.00%	2.00%	3.76%	0.76%	3.76%	0.76%
June 30, 2013	157	457	10.25	7.25	7.40	4.40	3.51	0.62
June 30, 2014	163	363	15.76	13.76	11.17	9.17	3.51	1.65
June 30, 2015	169	269	21.55	20.55	15.07	14.07	3.51	2.61
June 30, 2016	174	174	27.63	27.63	19.11	19.11	3.51	3.51
June 30, 2017	181	181	34.01	34.01	23.29	23.29	3.51	3.51
June 30, 2018	125	125	40.71	40.71	28.24	28.24	4.01	4.01
June 30, 2019	130	130	47.75	47.75	33.38	33.38	4.01	4.01
June 30, 2020	135	135	55.13	55.13	38.73	38.73	4.01	4.01
June 30, 2021	140	140	62.89	62.89	44.29	44.29	4.01	4.01

1	Class B shares automatically convert to Class A shares after six years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$50	5.00%	4.51%	4.51%
June 30, 2013	79	10.25	8.96	4.26
June 30, 2014	82	15.76	13.60	4.26
June 30, 2015	86	21.55	18.44	4.26
June 30, 2016	90	27.63	23.49	4.26
June 30, 2017	93	34.01	28.75	4.26
June 30, 2018	97	40.71	34.23	4.26
June 30, 2019	101	47.75	39.95	4.26
June 30, 2020	106	55.13	45.91	4.26
June 30, 2021	110	62.89	52.13	4.26

144	J.P. MORGAN INCOME FUNDS

JPMorgan Treasury & Agency Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$295	2.64%	1.95%	1.95%	$122	5.00%	3.80%	3.80%
June 30, 2013	99	7.77	6.08	4.05	153	10.25	7.48	3.55
June 30, 2014	103	13.16	10.38	4.05	159	15.76	11.30	3.55
June 30, 2015	107	18.82	14.85	4.05	164	21.55	15.25	3.55
June 30, 2016	111	24.76	19.50	4.05	170	27.63	19.34	3.55
June 30, 2017	116	30.99	24.34	4.05	176	34.01	23.58	3.55
June 30, 2018	121	37.54	29.38	4.05	182	40.71	27.97	3.55
June 30, 2019	125	44.42	34.62	4.05	189	47.75	32.51	3.55
June 30, 2020	130	51.64	40.07	4.05	196	55.13	37.21	3.55
June 30, 2021	136	59.22	45.74	4.05	202	62.89	42.09	3.55

[1]

The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2012) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$222	4.00%	2.80%	2.80%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2012	$122	$422	5.00%	2.00%	3.80%	0.80%	3.80%	0.80%
June 30, 2013	153	453	10.25	7.25	7.48	4.48	3.55	0.66
June 30, 2014	159	359	15.76	13.76	11.30	9.30	3.55	1.69
June 30, 2015	164	264	21.55	20.55	15.25	14.25	3.55	2.65
June 30, 2016	170	170	27.63	27.63	19.34	19.34	3.55	3.55
June 30, 2017	176	176	34.01	34.01	23.58	23.58	3.55	3.55
June 30, 2018	120	120	40.71	40.71	28.58	28.58	4.05	4.05
June 30, 2019	125	125	47.75	47.75	33.79	33.79	4.05	4.05
June 30, 2020	130	130	55.13	55.13	39.21	39.21	4.05	4.05
June 30, 2021	135	135	62.89	62.89	44.85	44.85	4.05	4.05

[1]	Class B shares automatically convert to Class A shares after six years.
[2]	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$46	5.00%	4.55%	4.55%
June 30, 2013	75	10.25	9.05	4.30
June 30, 2014	78	15.76	13.73	4.30
June 30, 2015	81	21.55	18.63	4.30
June 30, 2016	85	27.63	23.73	4.30
June 30, 2017	88	34.01	29.05	4.30
June 30, 2018	92	40.71	34.60	4.30
June 30, 2019	96	47.75	40.38	4.30
June 30, 2020	100	55.13	46.42	4.30
June 30, 2021	105	62.89	52.72	4.30

JULY 1, 2011	145

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Short Duration Bond Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$306	2.64%	1.85%	1.85%	$133	5.00%	3.69%	3.69%
June 30, 2013	90	7.77	6.05	4.13	145	10.25	7.45	3.63
June 30, 2014	94	13.16	10.43	4.13	150	15.76	11.35	3.63
June 30, 2015	98	18.82	14.99	4.13	155	21.55	15.40	3.63
June 30, 2016	102	24.76	19.74	4.13	161	27.63	19.59	3.63
June 30, 2017	106	30.99	24.69	4.13	167	34.01	23.93	3.63
June 30, 2018	111	37.54	29.84	4.13	173	40.71	28.43	3.63
June 30, 2019	115	44.42	35.20	4.13	179	47.75	33.09	3.63
June 30, 2020	120	51.64	40.78	4.13	186	55.13	37.92	3.63
June 30, 2021	125	59.22	46.60	4.13	192	62.89	42.92	3.63

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2012	$133	$433	5.00%	2.00%	3.69%	0.69%	3.69%	0.69%
June 30, 2013	145	445	10.25	7.25	7.45	4.45	3.63	0.74
June 30, 2014	150	350	15.76	13.76	11.35	9.35	3.63	1.77
June 30, 2015	155	255	21.55	20.55	15.40	14.40	3.63	2.73
June 30, 2016	161	161	27.63	27.63	19.59	19.59	3.63	3.63
June 30, 2017	167	167	34.01	34.01	23.93	23.93	3.63	3.63
June 30, 2018	110	110	40.71	40.71	29.04	29.04	4.13	4.13
June 30, 2019	115	115	47.75	47.75	34.37	34.37	4.13	4.13
June 30, 2020	119	119	55.13	55.13	39.92	39.92	4.13	4.13
June 30, 2021	124	124	62.89	62.89	45.70	45.70	4.13	4.13

[1]	Class B shares automatically convert to Class A shares after six years.
[2]	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$57	5.00%	4.44%	4.44%
June 30, 2013	66	10.25	9.01	4.38
June 30, 2014	69	15.76	13.79	4.38
June 30, 2015	72	21.55	18.77	4.38
June 30, 2016	75	27.63	23.98	4.38
June 30, 2017	79	34.01	29.41	4.38
June 30, 2018	82	40.71	35.07	4.38
June 30, 2019	86	47.75	40.99	4.38
June 30, 2020	89	55.13	47.17	4.38
June 30, 2021	93	62.89	53.61	4.38

146	J.P. MORGAN INCOME FUNDS

JPMorgan Core Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$450	1.06%	0.33%	0.33%	$144	5.00%	3.59%	3.59%
June 30, 2013	100	6.12	4.36	4.02	156	10.25	7.24	3.52
June 30, 2014	104	11.42	8.56	4.02	162	15.76	11.01	3.52
June 30, 2015	109	16.99	12.92	4.02	167	21.55	14.92	3.52
June 30, 2016	113	22.84	17.46	4.02	173	27.63	18.96	3.52
June 30, 2017	117	28.98	22.19	4.02	179	34.01	23.15	3.52
June 30, 2018	122	35.43	27.10	4.02	185	40.71	27.49	3.52
June 30, 2019	127	42.21	32.21	4.02	192	47.75	31.97	3.52
June 30, 2020	132	49.32	37.52	4.02	199	55.13	36.62	3.52
June 30, 2021	137	56.78	43.05	4.02	206	62.89	41.43	3.52

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2012) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$244	4.00%	2.59%	2.59%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2012	$144	$644	5.00%	0.00%	3.59%	-1.41%	3.59%	-1.41%
June 30, 2013	155	555	10.25	6.25	7.25	3.25	3.53	-0.33
June 30, 2014	160	460	15.76	12.76	11.03	8.03	3.53	0.73
June 30, 2015	166	466	21.55	18.55	14.95	11.95	3.53	0.83
June 30, 2016	172	372	27.63	25.63	19.01	17.01	3.53	1.79
June 30, 2017	178	278	34.01	33.01	23.21	22.21	3.53	2.69
June 30, 2018	184	184	40.71	40.71	27.56	27.56	3.53	3.53
June 30, 2019	191	191	47.75	47.75	32.06	32.06	3.53	3.53
June 30, 2020	132	132	55.13	55.13	37.37	37.37	4.02	4.02
June 30, 2021	137	137	62.89	62.89	42.89	42.89	4.02	4.02

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2011	147

Legal Proceedings and Additional Fee and Expense Information (continued)

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$60	5.00%	4.41%	4.41%
June 30, 2013	78	10.25	8.87	4.27
June 30, 2014	81	15.76	13.52	4.27
June 30, 2015	85	21.55	18.36	4.27
June 30, 2016	88	27.63	23.42	4.27
June 30, 2017	92	34.01	28.69	4.27
June 30, 2018	96	40.71	34.18	4.27
June 30, 2019	100	47.75	39.91	4.27
June 30, 2020	104	55.13	45.89	4.27
June 30, 2021	109	62.89	52.12	4.27

148	J.P. MORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$451	1.06%	0.32%	0.32%	$145	5.00%	3.58%	3.58%
June 30, 2013	101	6.12	4.34	4.01	157	10.25	7.22	3.51
June 30, 2014	105	11.42	8.53	4.01	163	15.76	10.98	3.51
June 30, 2015	110	16.99	12.88	4.01	168	21.55	14.87	3.51
June 30, 2016	114	22.84	17.41	4.01	174	27.63	18.91	3.51
June 30, 2017	119	28.98	22.11	4.01	180	34.01	23.08	3.51
June 30, 2018	123	35.43	27.01	4.01	187	40.71	27.40	3.51
June 30, 2019	128	42.21	32.10	4.01	193	47.75	31.87	3.51
June 30, 2020	133	49.32	37.40	4.01	200	55.13	36.50	3.51
June 30, 2021	139	56.78	42.91	4.01	207	62.89	41.29	3.51

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2012) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$245	4.00%	2.58%	2.58%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2012	$145	$645	5.00%	0.00%	3.58%	–1.42%	3.58%	–1.42%
June 30, 2013	157	557	10.25	6.25	7.22	3.22	3.51	–0.35
June 30, 2014	163	463	15.76	12.76	10.98	7.98	3.51	0.71
June 30, 2015	168	468	21.55	18.55	14.87	11.87	3.51	0.81
June 30, 2016	174	374	27.63	25.63	18.91	16.91	3.51	1.77
June 30, 2017	180	280	34.01	33.01	23.08	22.08	3.51	2.67
June 30, 2018	187	187	40.71	40.71	27.40	27.40	3.51	3.51
June 30, 2019	193	193	47.75	47.75	31.87	31.87	3.51	3.51
June 30, 2020	133	133	55.13	55.13	37.16	37.16	4.01	4.01
June 30, 2021	139	139	62.89	62.89	42.66	42.66	4.01	4.01

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2011	149

Legal Proceedings and Additional Fee and Expense Information (continued)

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$68	5.00%	4.33%	4.33%
June 30, 2013	79	10.25	8.77	4.26
June 30, 2014	82	15.76	13.41	4.26
June 30, 2015	86	21.55	18.24	4.26
June 30, 2016	89	27.63	23.28	4.26
June 30, 2017	93	34.01	28.53	4.26
June 30, 2018	97	40.71	34.00	4.26
June 30, 2019	101	47.75	39.71	4.26
June 30, 2020	106	55.13	45.66	4.26
June 30, 2021	110	62.89	51.87	4.26

150	J.P. MORGAN INCOME FUNDS

JPMorgan Mortgage Backed Securities Fund

	Class A
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$440	1.06%	0.43%	0.43%
June 30, 2013	101	6.12	4.45	4.01
June 30, 2014	105	11.42	8.64	4.01
June 30, 2015	110	16.99	13.00	4.01
June 30, 2016	114	22.84	17.53	4.01
June 30, 2017	119	28.98	22.24	4.01
June 30, 2018	123	35.43	27.15	4.01
June 30, 2019	128	42.21	32.24	4.01
June 30, 2020	134	49.32	37.55	4.01
June 30, 2021	139	56.78	43.06	4.01

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$42	5.00%	4.59%	4.59%
June 30, 2013	79	10.25	9.05	4.26
June 30, 2014	82	15.76	13.69	4.26
June 30, 2015	86	21.55	18.53	4.26
June 30, 2016	90	27.63	23.58	4.26
June 30, 2017	93	34.01	28.85	4.26
June 30, 2018	97	40.71	34.34	4.26
June 30, 2019	102	47.75	40.06	4.26
June 30, 2020	106	55.13	46.03	4.26
June 30, 2021	110	62.89	52.25	4.26

JULY 1, 2011	151

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Government Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$450	1.06%	0.33%	0.33%	$152	5.00%	3.51%	3.51%
June 30, 2013	102	6.12	4.34	4.00	158	10.25	7.13	3.50
June 30, 2014	106	11.42	8.52	4.00	164	15.76	10.88	3.50
June 30, 2015	111	16.99	12.86	4.00	169	21.55	14.76	3.50
June 30, 2016	115	22.84	17.37	4.00	175	27.63	18.78	3.50
June 30, 2017	120	28.98	22.07	4.00	181	34.01	22.94	3.50
June 30, 2018	125	35.43	26.95	4.00	188	40.71	27.24	3.50
June 30, 2019	129	42.21	32.03	4.00	194	47.75	31.69	3.50
June 30, 2020	135	49.32	37.31	4.00	201	55.13	36.30	3.50
June 30, 2021	140	56.78	42.80	4.00	208	62.89	41.07	3.50

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2012) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$252	4.00%	2.51%	2.51%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2012	$152	$652	5.00%	0.00%	3.51%	-1.49%	3.51%	-1.49%
June 30, 2013	158	558	10.25	6.25	7.13	3.13	3.50	-0.36
June 30, 2014	164	464	15.76	12.76	10.88	7.88	3.50	0.70
June 30, 2015	169	469	21.55	18.55	14.76	11.76	3.50	0.79
June 30, 2016	175	375	27.63	25.63	18.78	16.78	3.50	1.76
June 30, 2017	181	281	34.01	33.01	22.94	21.94	3.50	2.66
June 30, 2018	188	188	40.71	40.71	27.24	27.24	3.50	3.50
June 30, 2019	194	194	47.75	47.75	31.69	31.69	3.50	3.50
June 30, 2020	134	134	55.13	55.13	36.96	36.96	4.00	4.00
June 30, 2021	140	140	62.89	62.89	42.44	42.44	4.00	4.00

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

152	J.P. MORGAN INCOME FUNDS

JPMorgan Government Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$50	5.00%	4.51%	4.51%
June 30, 2013	80	10.25	8.95	4.25
June 30, 2014	83	15.76	13.58	4.25
June 30, 2015	87	21.55	18.41	4.25
June 30, 2016	91	27.63	23.44	4.25
June 30, 2017	95	34.01	28.69	4.25
June 30, 2018	99	40.71	34.16	4.25
June 30, 2019	103	47.75	39.86	4.25
June 30, 2020	107	55.13	45.80	4.25
June 30, 2021	112	62.89	52.00	4.25

JULY 1, 2011	153

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan High Yield Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$489	1.06%	–0.05%	–0.05%	$184	5.00%	3.19%	3.19%
June 30, 2013	135	6.12	3.61	3.67	192	10.25	6.46	3.17
June 30, 2014	140	11.42	7.42	3.67	198	15.76	9.84	3.17
June 30, 2015	145	16.99	11.36	3.67	204	21.55	13.32	3.17
June 30, 2016	151	22.84	15.45	3.67	211	27.63	16.91	3.17
June 30, 2017	156	28.98	19.68	3.67	217	34.01	20.62	3.17
June 30, 2018	162	35.43	24.07	3.67	224	40.71	24.44	3.17
June 30, 2019	168	42.21	28.63	3.67	231	47.75	28.38	3.17
June 30, 2020	174	49.32	33.35	3.67	239	55.13	32.45	3.17
June 30, 2021	181	56.78	38.24	3.67	246	62.89	36.65	3.17

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2012) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$284	4.00%	2.19%	2.19%

	Class B1
	Annual Costs		Gross Cummulative Return		Net Cummulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2012	$184	$684	5.00%	0.00%	3.19%	–1.81%	3.19%	–1.81%
June 30, 2013	192	592	10.25	6.25	6.46	2.46	3.17	–0.71
June 30, 2014	198	498	15.76	12.76	9.84	6.84	3.17	0.35
June 30, 2015	204	504	21.55	18.55	13.32	10.32	3.17	0.44
June 30, 2016	211	411	27.63	25.63	16.91	14.91	3.17	1.41
June 30, 2017	217	317	34.01	33.01	20.62	19.62	3.17	2.31
June 30, 2018	224	224	40.71	40.71	24.44	24.44	3.17	3.17
June 30, 2019	231	231	47.75	47.75	28.38	28.38	3.17	3.17
June 30, 2020	174	174	55.13	55.13	33.10	33.10	3.67	3.67
June 30, 2021	180	180	62.89	62.89	37.98	37.98	3.67	3.67

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

154	J.P. MORGAN INCOME FUNDS

JPMorgan High Yield Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2012	$93	5.00%	4.09%	4.09%
June 30, 2013	115	10.25	8.17	3.92
June 30, 2014	119	15.76	12.41	3.92
June 30, 2015	124	21.55	16.82	3.92
June 30, 2016	129	27.63	21.40	3.92
June 30, 2017	134	34.01	26.16	3.92
June 30, 2018	139	40.71	31.10	3.92
June 30, 2019	144	47.75	36.24	3.92
June 30, 2020	150	55.13	41.58	3.92
June 30, 2021	156	62.89	47.13	3.92

JULY 1, 2011	155

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds, except the Emerging Markets Debt Fund, the Real Return Fund, the Total Return Fund, the Inflation Managed Bond Fund, the Multi-Sector Income Fund, the Strategic Income Opportunities Fund and the Short Term Bond Fund II, is 811-4236.

Investment Company Act File No. for the Emerging Markets Debt Fund, the Real Return Fund, the Total Return Fund, the Inflation Managed Bond Fund, the Multi-Sector Income Fund and the Strategic Income Opportunities Fund is 811-21295.

Investment Company Act File No. for the Short Term Bond Fund II is 811-5151.

©JPMorgan Chase & Co. 2011. All rights reserved. July 2011. PR-INCABCS-711

Prospectus

J.P. Morgan Income Funds

Class M Shares

July 1, 2011

JPMorgan Short Term Bond Fund II

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Short Term Bond Fund II

What is the goal of the Fund?

The Fund seeks a high level of income, consistent with preservation of capital.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (Fees paid directly from your investment)
Class M
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	1.50%
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE
(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class M
Management Fees	0.25%
Distribution (Rule 12b-1) Fees	0.35
Other Expenses	0.62
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.37

Total Annual Fund Operating Expenses	1.22
Fee Waivers and Expense Reimbursements[1]	(0.22)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.00

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of the average daily net assets of Class M Shares. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS M SHARES ($)	250	510	789	1,586

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

What are the Fund’s main investment strategies?

As part of its main investment strategy, the Fund may principally invest in U.S. government and agency securities, domestic and foreign corporate bonds, U.S. Treasury obligations, asset-backed securities, mortgage-backed securities, mortgage-related securities, private placements and money market instruments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), commercial mortgage-backed securities, mortgage pass-through securities and stripped mortgage-backed securities. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. U.S. government obligations may be issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund also may enter into “dollar rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. The average weighted maturity of the Fund’s portfolio will not exceed three years. The Fund may have a longer or shorter average weighted maturity under

JULY 1, 2011	1

JPMorgan Short Term Bond Fund II (continued)

certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

Substantially all of the securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund’s credit quality standards. The Fund also may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund expects to invest less than 5% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual fixed income investments that it believes will perform well over market cycles. Taking a long-term approach, the adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the

Fund to sell such investments. Although substantially all of the Fund’s investments will be rated investment grade, the Fund may, from time to time, hold non-investment grade securities, also known as high yield securities or junk bonds. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund

2	J.P. MORGAN INCOME FUNDS

could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class M Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Barclays Capital 1–3 Year U.S. Government Bond Index and the Lipper Short U.S. Government Funds Index, which is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the indexes. Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2001	2.96%
Worst Quarter	3rd quarter, 2008	–2.43%

The Fund’s year-to-date total return through 3/31/11 was –0.07%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS M
Return Before Taxes	0.65%	0.75%	1.78%
Return After Taxes on Distributions	0.10	(0.42)	0.64
Return After Taxes on Distributions and Sale of Fund Shares	0.42	(0.03)	0.85
BARCLAYS CAPITAL 1–3 YEAR U.S. GOVERNMENT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	2.40	4.32	4.07
LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	2.76	3.87	3.57

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Gregg Hrivnak	2009	Executive Director
Richard Figuly	2009	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class M Shares
To establish an account	$1,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

JULY 1, 2011	3

JPMorgan Short Term Bond Fund II (continued)

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN INCOME FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund described in this prospectus is managed by JPMIM. The principal types of securities and the main strategies that the Fund currently anticipates using are summarized in its Risk/Return Summary. Except as otherwise indicated, the strategies described below are principal investment strategies of the Fund. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of the Fund but that may become more important to the Fund’s management in the future. The Fund may utilize these investments and strategies to a greater or lesser degree in the future.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Credit Quality. The Fund limits its investments to investment grade securities or the unrated equivalent. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Services Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another national rating organization, or are unrated but deemed by the adviser to be of comparable quality. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.

As indicated in the risk/return summary, the Fund may invest in “sub-prime” mortgage-related securities. “Sub-prime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In general, these borrowers have impaired or limited credit history.

Average Weighted Maturity. The Fund has a policy with respect to average weighted maturity as described in the risk/ return summary. The Fund may have a longer or shorter average weighted maturity under certain market conditions. In addition, the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value.) Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal which can shorten the average weighted maturity of the fund. Therefore, in the case of the Fund which holds mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

Short Term Bond Fund II

For purposes of the Fund’s policy to invest 80% of its Assets in debt securities under normal circumstances, “debt securities” are securities with a maturity of 90 days or more at the time of its issuance including securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities, zero-coupon obligations, private placements and money market instruments.

The securities purchased by the Fund may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. Although the use of derivatives is not a principal strategy of the Fund, the Fund may use futures contracts, options, and swaps from time to time to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Fund is non-fundamental and can be changed without the consent of a majority of the outstanding shares of that Fund. All other fundamental policies are identified in the Statement of Additional Information.

JULY 1, 2011	5

More About the Fund (continued)

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

The main risks associated with investing in the Funds are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described in this section, but which are described in the “Investment Practices” and “Risk and Reward Elements for the Fund” sections later in the prospectus and in the Statement of Additional Information.

Interest Rate Risk. The Fund mainly invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Certain Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counter-party risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

Certain of the Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Foreign Securities and Emerging Markets Risks. Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

6	J.P. MORGAN INCOME FUNDS

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The Fund may invest in CMOs. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

For more information about risks associated with the types of investments that the Fund purchase, please read the “Risk/ Return Summary,” the “Risk and Reward Elements for the Fund” and “Investment Practices” section later in the prospectus, and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts. While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

JULY 1, 2011	7

The Fund’s Management and Administration

The Fund is a series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 2/28/11, JPMIM was paid management fees (net of waivers) of 0.12%, as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the semi-annual report for the period ended August 31.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Gregg F. Hrivnak, Executive Director and CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Short Term Bond Fund II since March 2009. An employee of JPMIM or predecessor firms since 1989, Mr. Hrivnak has been a portfolio manager since June 2005 and was previously a fixed income research analyst for the Taxable Bond Team responsible for asset-backed securities. He is currently a portfolio manager and trader on the Columbus Taxable Bond Team. Richard D. Figuly, Executive Director, also participates in the management of the Fund since March 2009. An employee of JPMIM or predecessor firms since 1994, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Figuly previously served as a fixed income trader trading taxable fixed income securities while specializing in structured products.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class M Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of

8	J.P. MORGAN INCOME FUNDS

their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial

Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JULY 1, 2011	9

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive.

Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities

(e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate

10	J.P. MORGAN INCOME FUNDS

individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds, including the JPMorgan Short Term Bond Fund II, are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds also include the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Current Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the pricing service quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Class M Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There is no minimum level for subsequent investments. A Financial Intermediary may impose different investment minimums.

Minimums for initial investments may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Fund reserves the right to

JULY 1, 2011	11

How to Do Business with the Fund (continued)

waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable contingent deferred sales charge (CDSC). In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-M)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

12	J.P. MORGAN INCOME FUNDS

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-M)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation may come from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following table shows the sales charge for the Class M Shares of the Fund and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in “The Fund’s Management and Administration.”

To obtain free information regarding sales charges and the reduction of and elimination or waiver of sales charges on Class M Shares of the Fund, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class M Shares

The public offering price of Class M Shares of the Fund is the NAV per shares plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial

Intermediary and the Distributor, as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUND
Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $1,000,000	1.50	1.52	1.20
$1,000,000 or more*	None	None	None

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in the Fund.

Waiver of the Class M Sales Charge

No sales charge is imposed on Class M Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge had been paid for the exchanged shares.

To take advantage of any of these Class M sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

JULY 1, 2011	13

How to Do Business with the Fund (continued)

Class M Shares pay an annual Rule 12b-1 fee of 0.35% of the average daily net assets of the Fund.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class M Shares of the Fund may be exchanged for Class M Shares of other J.P. Morgan Funds. All exchanges are subject to meeting any investment minimum or eligibility requirements.

The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange. However, you will pay a sales charge if you bought Class M Shares of a Fund that charges a sales load that is lower than the sales load of the Fund into which you want to exchange, does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the difference in the sales charge, unless you qualify for a sales charge waiver.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cutoff time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete redemption orders.

14	J.P. MORGAN INCOME FUNDS

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class M Shares and the Fund or a Financial Intermediary receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

JULY 1, 2011	15

How to Do Business with the Fund (continued)

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

16	J.P. MORGAN INCOME FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level or income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares dividends of net investment income on the last business day of each month and distributes such dividends on the first business day of the following month. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and others requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and others requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the

Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-

JULY 1, 2011	17

Shareholder Information (continued)

described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than ten calendar days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

18	J.P. MORGAN INCOME FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Fund. In each case, the related types of risk are also listed.

INSTRUMENT	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political Valuation

JULY 1, 2011	19

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investment
Exchange Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (SPDRs) and NASDAQ 100s.	Market Investment Company
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and currency swaps, caps and floors. The Fund may engage in such transactions in both U.S. and non-U.S. markets.	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	Foreign Investment Liquidity Market Political Prepayment

20	J.P. MORGAN INCOME FUNDS

INSTRUMENT	RISK TYPE
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Credit Currency Interest Rate Political
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Market Investment Company
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), and other asset-backed structures.	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single-family revenue bonds.	Credit Interest Rate Market Natural Event Political Prepayment Tax

1

All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law; provided, however, the Fund will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets.

JULY 1, 2011	21

Investment Practices (continued)

INSTRUMENT	RISK TYPE
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities and interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Credit Leverage Liquidity Management Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market Valuation
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Credit Leverage Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Market
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government, or its agencies, authorities or political subdivisions.	Credit Foreign Investment Liquidity Political Valuation

1

All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law; provided, however, the Fund will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets.

22	J.P. MORGAN INCOME FUNDS

INSTRUMENT	RISK TYPE
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	Credit Government Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book-Entry Safekeeping (CUBES).	Interest Rate Market

JULY 1, 2011	23

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

24	J.P. MORGAN INCOME FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•   The Fund’s share price, yield and total return will fluctuate in response to bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•    Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated, or are defaulted; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “subprime” mortgages

•   Bonds have generally outperformed money market investments over the long term, with less risk than stocks

•   Most bonds will rise in value when interest rates fall

•    Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•   Under normal circumstances the Fund plans to remain fully invested in bonds, other fixed-income securities, and other investments as permitted and may invest uninvested cash in affiliated money market funds

•    Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, and private placements

•    The Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management

•    During severe market downturns, the Fund has the option of investing up to 100% of total assets in cash and cash equivalents

•    The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality

•   The default of an issuer would leave the Fund with unpaid interest or principal

•    Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

•   The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

•   The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

•    Substantially all of the Fund’s investments will be rated investment grade or the unrated equivalent

JULY 1, 2011	25

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments

•   The Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

•    Currency exchange rate movements could reduce gains or create losses

•    Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•   Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification

•    Favorable exchange rate movements could generate gains or reduce losses

•    Emerging markets can offer higher returns

•   Foreign bonds may be a significant investment for the Fund

•    To the extent that the Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments (see also “Derivatives”)

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• The Fund could underperform its benchmark due to its sector, securities or duration choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

26	J.P. MORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•    Certain types of derivatives involve costs to the Fund which can reduce returns

•    Derivatives that involve leverage could magnify losses

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   The Fund uses derivatives for hedging and for risk management and to increase income or gain (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies);** risk management may include management of the Fund’s exposure relative to its benchmark

•    The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

**	The Fund does not use forward foreign currency contracts as an investment strategy to increase income or gain to the Fund.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

JULY 1, 2011	27

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   The Fund may not invest more than 15% of net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law[1]

Short-term trading

•   Increased trading would raise the Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a bond is overvalued and its value later falls	• The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Exchange traded funds (ETFs)[2] and other investment companies

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•   Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

1	The Fund will not borrow money in an amount which would cause, at the time of such borrowings, the aggregate amount of borrowing by such Fund to exceed 10% of that Fund’s total assets.

2	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

28	J.P. MORGAN INCOME FUNDS

This Page Intentionally Left Blank.

JULY 1, 2011	29

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Short Term Bond Fund II
Class M
Year Ended February 28, 2011	$8.85	$(0.13	(e)	$(0.02)	$0.11	$(0.13)
Year Ended February 28, 2010	8.76	0.18	(e)	0.11 (f)	0.29	(0.20)
Year Ended February 28, 2009	9.66	0.29	(e)	(0.88)	(0.59)	(0.31)
Year Ended February 29, 2008	9.85	0.41		(0.18)	0.23	(0.42)
September 1, 2006 through February 28, 2007 (g)	9.84	0.21	(e)	0.02	0.23	(0.22)
Year Ended August 31, 2006	10.02	0.41		(0.19)	0.22	(0.40)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Adviser reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

30	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$8.83	$1.26		$75,712	1.00%	1.43%	1.22%	49%
8.85	3.36	(f)	93,816	0.99	2.01	1.16	48
8.76	(6.15)		113,828	1.00	3.19	1.19	91
9.66	2.42		144,078	1.00	4.26	1.11	338
9.85	2.39		175,836	1.00	4.29	1.08	246
9.84	2.30		209,284	1.00	4.19	1.05	479

JULY 1, 2011	31

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the

following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-5151.

©JPMorgan Chase & Co., 2011. All rights reserved. July 2011. PR-STBIIM-711